This instrument prepared by and when recorded, return to: Kilpatrick Stockton LLP Hearst Tower, Suite 2500 214 North Tryon Street Charlotte, North Carolina 28202 Attn: Jonathan J. Nugent, Esq.

ASSUMPTION AND RELEASE AGREEMENT

THIS ASSUMPTION AND RELEASE AGREEMENT ("Agreement") is made effective as of the 1st day of June, 2004, by and among OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership (the "Original Borrower"), OXBRIDGE SQUARE SHOPPING CENTER, LLC, a Virginia limited liability company (the "Assumptor") and LASALLE NATIONAL BANK, as Trustee under that certain Pooling and Servicing Agreement ("PSA") dated as of August l, 1998 for the holders of GMAC Commercial Mortgage Securities, Inc. Pass-Through Certificates Series 1998-C2 ("Noteholder").

RECITALS:

A.

Original Borrower executed and delivered to the order of LAUREATE REALTY SERVICES, INC., a South Carolina corporation ("Lender") a certain Promissory Note dated June 2, 1998 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "Note"), in the stated principal amount of $4,517,500.00 which Note evidences a loan ("Loan") made by Lender to Original Borrower. To secure the repayment of the Note, the Original Borrower, among other things, executed and delivered a Deed of Trust and Security Agreement dated June 2, 1998 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "Security Instrument"), recorded in the Office of the Circuit Court of Chesterfield County, Virginia on June 2, 1998, in Book 3293 at Page 228, together with an Assignment of Rents dated June 2, 1998, and recorded in the same records at Book 3293, Page 278, that grants a lien on certain property described on Exhibit A attached hereto and incorporated herein by this reference and more particularly described in the Security Instrument (the "Premises"). The Original Borrower is liable for the payment and performance of all of the Original Borrower's obligations under the Note, the Security Instrument (together with all addenda, modifications, amendments, riders, exhibits and supplements, thereto) and all other documents evidencing, securing, guaranteeing or otherwise pertaining to the Loan (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "Loan Documents"), including, without limitation, those documents listed on Exhibit B attached to this Agreement and incorporated herein by this reference as though fully set forth herein. The term New Loan Documents for the purposes of this Agreement shall include the Hazardous Materials Indemnity Agreement, the Guaranty and the Assignment of Management Agreement (each as hereinafter defined).

B.

Each of the Loan Documents has been duly assigned or endorsed to Noteholder.

C.

Noteholder as the holder of the Note and beneficiary under the Security Instrument has been asked to consent to the transfer of the Premises to the Assumptor (the "Transfer") and the assumption by the Assumptor of the obligations of the Original Borrower under the Loan Documents (the "Assumption"). Provided, however, Assumptor shall not assume the Guaranty of Recourse Obligations of Borrower, the Environmental Indemnity Agreement and the Conditional Assignment of Management Agreement and Subordination of Management Fees, each dated June 2, 1998. Assumptor shall execute and deliver to Noteholder that certain Guaranty, Hazardous Materials Indemnity Agreement and Assignment of Management Agreement dated of even date herewith.

D.

Noteholder has agreed to consent to the Transfer and Assumption subject to the terms and conditions stated below.

E.

Section 3.08 of the PSA authorizes GMAC Commercial Mortgage Corporation, as master servicer ("Master Servicer"), on behalf of the Noteholder, under certain terms and conditions to waive the due on sale clause and facilitate the Transfer and Assumption, and the Master Servicer has elected to do so on the terms and conditions set forth in this Agreement. Master Servicer's execution and delivery of this Agreement is binding upon the Noteholder pursuant to the PSA. Laureate Capital LLC ("Laureate") executes this Agreement on behalf of Master Servicer, as Sub-Servicer.

AGREEMENT:

In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Noteholder, Original Borrower and Assumptor agree as follows:

l.

Incorporation of Recitals.

The foregoing recitals are incorporated herein as a substantive, contractual part of this Agreement.

2.

Assumption of Obligation. The Assumptor agrees to and does hereby assume all of the payment and performance obligations of the Original Borrower set forth in the Note, the Security Instrument and the other Loan Documents, except that Assumptor shall not assume all of the obligations of the Original Borrower set forth in the Guaranty of Recourse Obligations of Borrower, the Environmental Indemnity Agreement and the Conditional Assignment of Management Agreement and Subordination of Management Fees, each dated June 2, 1998, but shall instead execute and deliver to Noteholder that certain Guaranty, Hazardous Materials Indemnity Agreement and Assignment of Management Agreement dated of even date herewith, in accordance with their respective terms and conditions, as the same may be modified by this Agreement, including without limitation, payment of all sums due and payable under the Note. The Assumptor further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by the Assumptor. The provisions of the Loan Documents are incorporated herein by this reference, as if fully set forth herein. The Assumptor acknowledges and agrees that any reference to the Borrower in the Loan Documents shall be deemed to refer to the Assumptor. The Assumptor hereby adopts, ratifies and confirms as of the date hereof all of the representations, warranties and covenants of Original Borrower contained in the Loan Documents, in connection with the Loan, as if the Assumptor was the Original Borrower named in the Loan Documents. In addition to the foregoing, Assumptor has executed and delivered to Noteholder that certain Hazardous Materials Indemnity Agreement (the "Hazardous Substances Indemnity").

3.

Original Borrower's Acknowledgments Representations and Warranties. The Original Borrower acknowledges, represents and warrants to Noteholder as of the date of this Agreement noting that the June 1, 2004 payment has not been made that:

2

(a)

The Note has an unpaid principal balance as of the date of this Agreement, of $4,061,165.23 and prior to default bears interest at the rate of seven and four tenths percent (7.40%) per annum, subject to adjustment as set forth in the Loan Agreement. There is presently a balance of $0.00 in the tax escrow account, a balance of $11,094.75 in the insurance escrow account and a balance of $39,499.38 in the reserves escrow account, maintained by Noteholder in connection with the Loan. Contemporaneously herewith, Original Borrower has transferred and assigned to Assumptor all right, title and interest of Original Borrower in and to such tax, insurance and reserve escrow accounts.

(b)

The Note requires that monthly payments of principal and interest in the amount of $33,090.64 be made on or before the first day of each month, continuing to June 1, 2023, if not sooner accelerated or paid.

(c)

The Security Instrument is a valid first lien on the Premises for the full unpaid principal amount of the Loan and all other amounts as stated in the Loan Documents.

(d)

There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents.

(e)

There are no defaults by the Original Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents, nor are there any conditions which with the giving of notice or the passage of time or both may constitute a default by the Original Borrower under the provisions of the Note, the Security Instrument or the other Loan Documents.

(f)

All provisions of the Note, the Security Instrument and the other Loan Documents are valid, in full force and effect and enforceable in accordance with their terms.

(g)

There are no subordinate liens of any kind covering or relating to the Premises other than those created or permitted by the Security Agreement and Loan Documents, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Premises, nor has notice of a lien or notice of intent to file a lien been received.

The Original Borrower understands and intends that Noteholder and Assumptor will rely upon the acknowledgments, representations and warranties contained herein.

4.

Assumptor's Representations and Warranties. The Assumptor represents and warrants to Noteholder as of the date of this Agreement that the Assumptor has no knowledge that any of the representations made by the Original Borrower in paragraph 3 above are not true and correct. The Assumptor understands and intends that Noteholder will rely on the representations and warranties contained herein.

.

Consent to Transfer and Assumption and Noteholder Agreements. Noteholder hereby consents to the Transfer and to the Assumption, subject to the terms and conditions set forth in this Agreement. Noteholder's consent to the Transfer of the Premises to the Assumptor

3

and Noteholder's consent to the Assumption, are not intended to be and shall not be construed as a consent to any subsequent transfer or assumption which requires the Noteholder's consent pursuant to the terms of the Loan Documents. Noteholder represents and warrants as of the date of this Agreement, that the Noteholder has no actual direct knowledge that there are any existing monetary Events of Default under the Loan Documents. However, Noteholder is not waiving and does not hereby waive any existing defaults if any in fact exist and nothing herein is intended to be nor shall it be construed to be a waiver of any existing defaults, material or immaterial, which may in fact exist.The parties to this Agreement hereby acknowledge and agree that a breach of the acknowledgements, representations and warranties made by any of the parties shall not in any way constitute a defense or give rise to any defense or right of offset, abatement, diminution or rescission as between Noteholder and any other party. As used in this paragraph, "actual knowledge" means the actual state of mind of the person or persons directly responsible for the processing of the Noteholder's consent to the Transfer and does not include any implied, constructive or imputed knowledge.

Assumption by the Assumptor. Assumptor has executed and delivered to Noteholder that certain Guaranty dated of even date herewith (the "Guaranty") and that certain Hazardous Materials Indemnity Agreement dated of even date herewith.  Notwithstanding the foregoing, Assumptor's liability under the Guaranty and Hazardous Materials Indemnity Agreement shall be limited to those matters that relate to, or are based upon events occurring in the period commencing on or after the date hereof.

7.

Release of Original Borrower.  In reliance on the Original Borrower's and the Assumptor's acknowledgments, representations and warranties in this Agreement and in consideration for releases contained in Paragraph 12 of this Agreement, Noteholder releases the Original Borrower from its obligations under the Loan Documents, provided that the Original Borrower is not released from any liability pursuant to this Agreement, or the provisions of the Environmental Materials Indemnity Agreement dated June 2, 1998, from Borrower for the Original Lender's benefit for any liability that relates to, or is based upon events occurring in, the period prior to the date hereof regardless of when any environmental hazard or other condition giving rise to any such liability thereunder is discovered. If any material element of the representations and warranties contained herein as the same relate to the Original Borrower is false as of the date of this Agreement or in the event the Original Borrower takes or causes any other party hereto (other than Noteholder) to take any actions which are in contradiction with the provisions of Paragraph 12 of this Agreement, then the release set forth in this Paragraph 7 shall be deemed canceled effective as of the date of this Agreement and the Original Borrower shall remain obligated under the Loan Documents as though there had been no such release.

8.

No Impairment of Lien.  Nothing set forth herein shall affect the priority or extent of the lien of the Security Instrument or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement may become liable, primarily or secondarily, under the Loan Documents. Except as expressly modified hereby, the Note, the Security Instrument, the Loan Agreement and the other Loan Documents remain unchanged, are hereby ratified and reaffirmed in all respects and shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens, operation and effect of the Security Instrument and the other

4

Loan Documents, all of which are incorporated herein by this reference. Nothing herein shall be construed to constitute a novation of the Loan or of any of the Loan Documents.

9.

Costs. The Assumptor agrees to pay all fees and costs (including reasonable attorneys' fees) incurred by Noteholder in connection with Noteholder's consent to and approval of the Transfer of the Premises and the assumption fee equal to 1.0% of the outstanding principal balance of the Loan or $4,061,165.23 which is required to be paid by the Noteholder in consideration of the consent to the Transfer and to the Assumption.

10.

Financial Information. The Assumptor represents and warrants to Noteholder that all financial information and information regarding the management capability of the Assumptor provided to Noteholder was true and correct as of the date provided to Noteholder and remains materially true and correct as of the date of this Agreement.

11.

Addresses. Assumptor's address for notice hereunder and under the Loan Documents is:

Oxbridge Square Shopping Center, LLC c/o Kimco Realty Corporation
3333 New Hyde Park Road
New Hyde Park, New York 11042 Attention: Legal Department
Facsimile: 516-869-7256

with a copy to:

Blue Ridge Real Estate Company Post Office Box 707
Blakeslee, Pennsylvania 18610 Attn: Patrick Flynn, President Facsimile: 570.443.4709

12.

Complete Release. Assumptor and Original Borrower hereby jointly and severally, unconditionally and irrevocably release and forever discharge Lender, Noteholder, Laureate and Master Servicer, and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee, if any, under the Security Instrument (collectively, the "Indemnitees") from all Claims, as defined below. Original Borrower agrees to indemnify Indemnitees, and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with the Claims, the Transfer or the breach by Original Borrower of the Loan Documents, as amended herein, but only to the extent that such claims, losses, causes of action, costs and expenses arise out of or are in any way connected with or result from the acts, actions or omissions of Original Borrower. Assumptor agrees to indemnify Indemnitees, and defend and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character incurred by or asserted against Indemnitees in connection with the Claims, the Transfer or the breach by Assumptor of the Loan Documents, as amended herein, but only to the extent that such claims, losses, causes of action,

5

costs and expenses arise out of or are in any way connected with or result from the acts, actions or omissions of Assumptor.

As used in this Agreement, the term "Claims" shall mean any and all possible claims, demands, actions, fees, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which the Original Borrower or any of its partners, limited partners, members, officers, directors, shareholders, agents or employees, may now or hereafter have against the Indemnitees, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise, arising out of or relating to the Loan or any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest 1 awful r ate applicable t hereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental or emotional distress, tortuous interference with contractual relations, tortuous interference with corporate governance or prospective business advance, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note but in each case only to the extent permitted by applicable law. Original Borrower and Assumptor agree that Noteholder has no fiduciary or similar obligations to any of such parties and that their relationship is strictly that of creditor and debtor. This release is accepted by Noteholder pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party hereto. Original Borrower and Assumptor hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claims to any other person.

13.

Usury.  It is expressly stipulated and agreed to be the intent of all of the parties hereto at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Note and the Loan (or applicable United States federal law to the extent that it permits Noteholder to contract for, charge, take, reserve or receive a greater amount of interest payable on or in connection with the Note and the Loan than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Note or under the Security Instrument, this Agreement or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Loan, or if Original Borrower or Assumptor having paid any interest in excess of that permitted by law, then it is the express intent of all of the parties that all excess amounts theretofore collected by Noteholder or Lender be credited to the then outstanding principal balance of the Note (or, if the Note has been or would thereby be paid in full, any surplus refunded to Original Borrower or Assumptor), and the provisions of the Note, this Agreement, the Security Instrument and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new

6

documents, so as to comply with such applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Noteholder does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender or Noteholder for the use, forbearance or detention of the indebtedness evidenced by the Note or other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in the Note, the Security Instrument, this Agreement or in any of the other Loan Documents, as amended herein, that permits the compounding of interest, including, without limitation, any provision by which any of the accrued interest is added to the principal amount of the Note, the total amount of interest that Original Borrower or Assumptor is obligated to pay and Noteholder is entitled to receive with respect to the Loan shall not exceed the amount calculated on a simple (i.e., non-compounded) interest basis at the maximum rate allowed by applicable law on principal amounts actually advanced to or for the account of Original Borrower or Assumptor, including all current and prior advances and any advances made pursuant to the Security Instrument, this Agreement or the other Loan Documents, as amended herein (including, but not limited to, the payment of taxes, insurance premiums and the like). The provisions of the Note and the other Loan Documents limiting the amount of interest which may be contracted for, charged or received on the indebtedness evidenced thereby and dealing with the rights and duties of the parties with respect to the charging or receiving of interest in excess of the maximum rate, are hereby incorporated in this Agreement by reference as though fully set forth herein. To the extent permitted by law, the Original Borrower and the Assumptor hereby waive and release all claims and defenses based upon usury in connection with the execution and delivery of the Note and the other Loan Documents and the borrowing of the funds represented by the Loan.

14. Miscellaneous.

(a)

This Agreement shall be construed according to and governed by the laws of the jurisdiction(s) which are specified by the Security Instrument. In the event the Security Instrument does not specifically state what jurisdictions laws govern, this Agreement shall be construed according to and governed by the laws in which the Premises is located without regard to its conflicts of law principles.

(b)

If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

(c)

No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d)

The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

7

(e)

This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

(f)

This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

(g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(h)

THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS AS SET FORTH IN SECTION 12 HEREOF.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

8

[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]

ORIGINAL BORROWER:

OXBRIDGE SQUARE LIMITED PARTNERSHIP

By: /s/ James N. Plotkin  (SEAL)

Name: James N. Plotkin

Title:  General Partner

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]

NOTEHOLDER:

LASALLE NATIONAL BANK AS TRUSTEE FOR THE HOLDERS OF GMAC COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-C2

By:

GMAC Commercial Mortgage Corporation as Master Servicer

By: Laureate Capital LLC as Sub Servicer

By: /s/ Mark A. Hill

Name: Mark A. Hill

Title:  Senior Vice President

[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]

ORIGINAL BORROWER:

OXBRIDGE SQUARE LIMITED PARTNERSHIP

By: /s/ James N. Plotkin

(SEAL)

Name: James N. Plotkin

Title: General Partner

[SIGNATURES CONTINUE ON THE NEXT PAGE]

~~CITY~~/COMMONWEALTH OF VIRGINIA

~~CITY~~/COUNTY OF HENRICO

I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as General Partner of Oxbridge Square Limited Partnership, a VIRGINIA limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Oxbridge Square Limited Partnership.

GIVEN under my hand and seal this 1ST day of JUNE, 2004.

[NOTARY SEAL]

/s/ Janet K. Henry

NOTARY PUBLIC

My Commission expires:  2-28-07

~~CITY~~/COMMONWEALTH OF VIRGINIA

~~CITY~~/COUNTY OF HENRICO

I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify James N. Plotkin, whose name as General Partner of Oxbridge Square Limited Partnership, a VIRGINIA limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Oxbridge Square Limited Partnership.

GIVEN under my hand and seal this 1ST day of JUNE, 2004.

[NOTARY SEAL]

/s/ Janet K. Henry

NOTARY PUBLIC

My Commission expires: 2-28-07

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

I, the undersigned, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Mark A. Hill, whose name as Senior Vice President of Laureate Capital as Sole Servicer for GMAC Commercial Mortgage Corporation as Master Servicer for LaSalle National Bank as Trustee for the Holders of GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates Series 1998-C2 is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of LaSalle National Bank.

GIVEN under my hand and seal this 1ST day of JUNE, 2004. ,

[NOTARY SEAL]

/s/ Catherine E. Fogelman

NOTARY PUBLIC

My Commission expires: 7/13/04

EXHIBIT A - LEGAL DESCRIPTION OF THE PREMISES

(Legal Description)  BOOK 3293 PAGE 287

ALL that certain lot, piece or parcel of real estate together with improvements thereon and appurtenances thereto belonging, lying and being in Midlothian District, Chesterfield County, Virginia, containing in the aggregate 14.3691 acres, more or less, and more particularly described as follows:

Commencing at a monument found where the east line of Courthouse Road meets the south line of Hull Street Road; thence continuing along the south line of Hull street Road N67°23' 11"E a distance of 163.07 feet to a rod found, the point of beginning; Thence along the south line of Hull Street Road N67°9'51"E a distance of 102.51 feet to a rod set;

Thence N71°17'45"E a distance of 133.26 feet to a rod set;
Thence N67°49'41"E a distance of 341.03 feet to a rod set;
Thence S80°12'49"E a distance of 45.33 feet to a rod set on the west line of Oxbridge Road as relocated;

Thence continuing along the west line of Oxbridge Road as relocated S22°11'39"E a distance of 324.39 feet to a R.R. spike found;

Thence along a curve to the right having a radius of 300.00 feet, a chord bearing of S08°44'27"W, a chord of 308.44 feet and a length of 323.95 feet to a rod found;

Thence along a curve to the left having a radius of 430.00, feet., a chord bearing of S26°00'39"W, a chord of 203.17 feet and a length of 205.11 feet to a rod found;

Thence departing the west line of Oxbridge Road as relocated S67°48'21"W a distance of 578.47 feet to a rod found;

Thence N83°23'11"W a distance of 153.35 feet to a rod found; Thence S07°31'21"W a distance of 96.98 feet to a R.R. spike found;

Thence S28°42'43"W a distance of 81.36 feet to a rod set on the east line of Courthouse Road;

Thence continuing along the east line of Courthouse Road
N57°10'31"W, a distance of 49.34 feet to a rod set;
Thence N06°36'07" a distance of 451.48 feet to a rod set;
Thence N83°22'38"W a distance of 5.64 feet to a rod set;
Thence N09°20'59"E a distance of 10.81 feet to a monument found;

Thence N05035'20"E a distance of 162.96 feet to a monument found;

Thence N07°59'01"W a distance of 16-95 feet to a rod set;

BOOK 3293 PAGE 288

Thence departing the east line of Courthouse Road N67°48'21"E a distance of 237.75 feet to a rod found;

Thence N19°06'09"W a distance of 210.00 feet to the point of beginning, containing 625,917 square feet or 14.3691 acres.

Being the same real estate leased to Oxbridge Square Limited Partnership, a Virginia limited partnership, by Memorandum of Lease from Aetna Life Insurance Company, dated October 20, 1981, recorded October 30, 1981, in the Clerk's office, Circuit Court, Chesterfield County, Virginia, in Deed Book 1567, page 645.

AND ALSO BEING the same real estate conveyed to Aetna Life Insurance Company a Connecticut corporation, by deed from Oxbridge Square Limited Partnership, a Virginia limited partnership, dated October 20, 1981, recorded October 20, 1981, in the Clerk's office, Circuit Court, Chesterfield County, Virginia, in Deed Book 1567, page 640.

VIRGINIA:

IN THE CLERK'S. OFFICE OF THE CIRCUIT COURT OF CHESTERFIELD COUNTY, THE 2 DAY OF JUN 1998. THIS DEED WAS PRESENTED
AND WITH THE CERTIFICATE .... , ADMI TTED TO

RECORD AT 14:25 O'CLOCK THE TAX IMPOSED BY SECTION 58.1-802 IN THE AMOUNT OF

$.00 HAS BEEN PAID.

TESTE: JUDY L. WORTHINGTON, CLERK

EXHIBIT B LOAN DOCUMENTS

1.

Promissory Note dated June 2, 1998 made by the Original Borrower and payable to the Lender, in the stated principal amount of $4,517,500.00 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "Note").

2.

Deed of Trust and Security Agreement dated June 2, 1998 made by the Original Borrower to Trustee for the benefit of the Lender (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Security Instrument") recorded in the Office of the Circuit Court of Chesterfield County, Virginia on June 2, 1998, in Book 3293 at Page 228.

3.

Assignment of Leases and Rents dated June 2, 1998 made by the Original Borrower for the benefit of the Lender (together will all addenda, modifications, amendments, riders, exhibits and supplements thereto, the "Assignment of Leases and Rents"), recorded in the Office of the Circuit Court of Chesterfield County, Virginia on June 2, 1998, in Book 3293 at Page 278.

EXHIBIT B-1

PROMISSORY NOTE

$4,517,500.00

June 2 1998

FOR VALUE RECEIVED OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, as maker, having its principal place of business at 7113 Staples Mill Road, P.O. Box 9462, Richmond, Virginia 23226, Attn: James N. Plotkin ("Borrower"), hereby unconditionally promises to pay to the order of LAUREATE REALTY SERVICES, INC., a South Carolina corporation, having an address at 227 West Trade Street, Suit \0, Charlotte, North Carolina 28202, Attn: Julie Johnson ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Four Million Five Hundred Seventeen Thousand Five Hundred and No/100 Dollars ($4,517,500.00), in lawful money of the Unitec~''St~t9,\ America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as provided herein.

1.

CERTAIN DEFINED TERMS

As used herein the following terms shall have the meanings set forth below:

(a)

"Applicable Interest Rate" shall mean an interest rate equal to 7.40% per annum.

(b)

"Constant Monthly Payment" shall mean a payment equal to $33,090.64.

(c)

"Loan" shall mean the loan evidenced by this Note.

(d)

"Loan Documents" shall mean this Note, the Security Instrument, and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of this Note or which have otherwise been executed by Borrower and/or any other person in connection with the Loan.

(e)

"Lockout Period Expiration Date" shall mean the tenth (10th) anniversary of (i) the date hereof, if this Note is dated as of the first day of a calendar month; or (ii) otherwise, the first day of the next succeeding calendar month after the date hereof.

"Maturity Date" shall mean June 1, 2023.

(g)

"Monthly Payment Date" shall mean the first day of each calendar month prior to the Maturity Date commencing on (i) the first day of the next succeeding calendar month after the date hereof if this Note is dated as of the first day of a month; or (ii) the first day of the second succeeding calendar month after the date hereof if this Note is dated as of a date other than the first day of a month.

(h)

"Security Instrument" shall mean the Deed of Trust and Security Agreement dated the date hereof in the principal sum of Four Million Five Hundred Seventeen Thousand Five Hundred and No/100 Dollars ($4,517,500.00) given by Borrower to (or for the benefit of) Lender covering the leasehold estate of Borrower in certain premises located in Chesterfield County, State of Virginia, and other property, as more particularly described therein (collectively, the "Property").

2.

PAYMENT TERMS

(a)

If this Note is dated as of a date other than the first day of a calendar month, a payment shall be due from Borrower to Lender on the date hereof on account of all interest scheduled to accrue on the principal sum from and after the date hereof through and including the last day of the current calendar month. The Constant Monthly Payment shall be due from Borrower to Lender on each Monthly Payment Date, with each Constant Monthly Payment to be applied as follows: (i) first, to the payment of interest which has accrued during the preceding calendar month computed at the Applicable Interest Rate, and (ii) the balance toward the reduction of the principal sum. The balance of the principal sum and all interest thereon shall be due and payable on the Maturity Date. Interest on the principal sum of this Note shall be calculated on the basis of a 360-day y ear based on twelve (12) thirty (30) day months except that interest due and payable for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360-day year.

(b)

Unless payments are made in the required amount in immediately available funds at the place where this Note is payable, remittances in payment of all or any part of the Debt (defined below) shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where this Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

3.

DEFAULT AND ACCELERATION

(a)

The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the other Loan Documents, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the other Loan Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property (defined below) and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall become immediately due and payable at the option of Lender if any payment required in this Note prior to the Maturity Date is not paid prior to the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the other Loan Documents (collectively, an "Event of Default"). For the purposes of this Note, provided Borrower is paying a specific amount due under the Loan Documents by direct electronic transfer, Borrower shall be entitled to receive five (5) days written notice of non-payment default as it concerns that specific payment.

4.

DEFAULT INTEREST

Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the "Default Rate") equal to (i) the greater of (a) the Applicable Interest Rate plus three percent (3%) and (b) the Prime Rate (as hereinafter defined) plus four percent (4%) or (ii) the maximum interest rate that Borrower may by law pay, whichever is lower. If the Event of Default is a monetary default, the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. If the Event of Default is a non-monetary default, the Default Rate shall be computed from the date of receipt of notice of said Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

The "Prime Rate" shall mean the annual rate of interest publicly announced by Citibank, N.A. in New York, New York, as its base rate, as such rate shall change from time to time. If Citibank, N.A. ceases to announce a base rate, Prime Rate shall mean the rate of interest published in The Wall Street Journal from time to time as the Prime Rate.  If more than one Prime Rate is published in The Wall Street Journal for a day, the average of the Prime Rates shall be used, and such average shall be rounded up to the nearest one-quarter of one percent (.25%).  If The Wall Street Journal ceases to publish the "Prime Rate", the Lender shall select an equivalent publication that publishes such "Prime Rate", and if such prime rates are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index.

5. PREPAYMENT

Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of this Note until the Lockout Period Expiration Date. From and after the Lockout Period Expiration Date, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part, upon: (i) not less than 30 days and not more than 60 days prior  written notice (the "Prepayment Notice") to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"); (ii) payment of all accrued and unpaid interest on the outstanding principal balance of this Note to and including the Prepayment Date together with a payment of all interest which would have accrued on the principal balance of this Note to and including the first day of the calendar month immediately following the Prepayment Date, if such prepayment occurs on a date which is not the first day of a calendar month (the "Shortfall Interest Payment"); (iii) payment of all other sums then due under this Note, the Security Instrument and the other Loan Documents and (iv) if the Prepayment Date occurs prior to the date which is six (6) months prior to the Maturity Date, payment of a prepayment consideration (the "Prepayment Consideration") in an amount equal to the greater of: (A) one (1%) percent of the principal amount of this Note being prepaid; or (B) the present value of a series of payments each equal to the Payment Differential (hereinafter defined) and payable on each Monthly Payment Date over the remaining original term of this Note and on the Maturity Date discounted at the Reinvestment Yield (hereinafter defined) for the number of months remaining from the Prepayment Date to each such Monthly Payment Date and the Maturity Date. The term "Reinvestment Yield" as used herein shall be equal to the lesser of (a) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Maturity Date, or (b) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Debt, with each such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Prepayment Date set forth in the Prepayment Notice (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein shall be equal to (x) the Applicable Interest Rate minus the Reinvestment Yield, divided by (y) 12 and multiplied by (z) the principal sum outstanding on such Prepayment Date after application of the Constant Monthly Payment (if any) due on such Prepayment Date, provided that the Payment Differential shall in no event be less than zero. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise. Lender shall notify Borrower of the amount, and the basis of determination, of the required Prepayment Consideration. If a Prepayment Notice is given by Borrower to Lender pursuant to this Article 5, the principal balance of this Note and the other sums required under this Article shall be due and payable on the Prepayment Date.

Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by all sums due in connection therewith. Notwithstanding anything contained herein to the contrary, provided no Event of Default exists, no Prepayment Consideration shall be due in connection with a complete or partial prepayment resulting from the application of insurance proceeds or condemnation awards pursuant to Sections 3.2 and 3.5 of the Security Instrument. In the event of any permitted partial prepayment of the principal balance of this Note, the amount of principal prepaid (but not including any Prepayment Consideration or interest) shall be applied to the principal last due under this Note and shall not release Borrower from the obligation to pay the Constant Monthly Payments next becoming due under this Note and the Constant Monthly Payment shall not be adjusted or recalculated as a result of such partial prepayment.

If a Default Prepayment (defined herein) occurs prior to the date which is six (6) months prior to the Maturity Date, Borrower shall pay to Lender the entire Debt, including, without limitation, the Prepayment Consideration.

For purposes of this Note, the term "Default Prepayment" shall mean a prepayment of the principal amount of this Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or other

Notwithstanding any provision of this Article S to the contrary, Lender may require Borrower, in lieu of a prepayment as contemplated in the first paragraph of this Article S, to deliver to Lender the Defeasance Collateral (hereinafter defined) in the manner contemplated herein. After Lender's receipt of the Prepayment Notice, Lender shall,' if it so elects, advise Borrower that, in lieu of a prepayment, the Defeasance Collateral shall be required, in which event Borrower shall be entitled to a release of the Property (hereinafter defined) from the lien of the Security Instrument and any liens created by the other Loan Documents upon satisfaction of the following:

I.

Lender shall have received written confirmation from the rating agencies that have rated the REMIC "real estate mortgage investment conduit" (defined in Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"))

("REMIC") related to the Securities (as defined in the Security Instrument) that such substitution of Defeasance Collateral will not result in a downgrade, withdrawal or qualification of the ratings then assigned to any of the Securities: provided, however, that in the event that Lender or its agent is unable to obtain such confirmation, the Lender or its agent shall so advise Borrower and Borrower will then be subject to the other provisions of this Article S set forth above;

II.

all accrued and unpaid interest and all other sums due under this Note, the Security Instrument and other Loan Documents up to the date of the delivery of the Defeasance Collateral (the "Release Date"), including, without limitation, all costs and expenses incurred by Lender or its agents in connection with such release (including, without limitation, the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined) and the related documentation), shall be fully paid by Borrower on or before the Release Date; and

III. Borrower shall have delivered to Lender on or before the Release Date:

(a)

a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the

"Defeasance Security Agreement"), which shall provide, among other things, that any excess received by Lender from the Defeasance Collateral over the amount payable by Borrower hereunder shall be refunded to Borrower promptly following each Monthly Payment Date and the Maturity Date;

(b)

direct, non-callable obligations of the United States of America that provide for payments prior, but as close as possible, to all successive Monthly Payment Dates occurring after the Release Date and the Maturity Date, with each such payment being equal to or greater than the amount of the corresponding Constant Monthly Payment required to be paid under this Note for the balance of the term hereof and the amount required to be paid on the Maturity Date (the "Defeasance Collateral"), each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement the first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interests. The Defeasance Collateral may be purchased by Lender on Borrower's behalf, in which case Borrower shall deposit with Lender on the Release Date a sum sufficient to purchase the Defeasance Collateral;

(c)

a certificate by Borrower's independent public accountant certifying that all of the requirements set forth in this Clause III have been fully satisfied;

(d)

an opinion of counsel acceptable to L dated as of the Release Date, in form reasonably satisfactory to Lender stating, among other things, that the Defeasance Collateral has been duly and validly assigned and delivered to Lender and Lender has a valid, perfected, first priority lien and security interest in the Defeasance Collateral; and

(e)

such other certificates, documents or instruments as Lender may reasonably require.

Upon compliance with the foregoing requirements relating to the delivery of the Defeasance Collateral, the Property shall be released from the lien of the Security Instrument and the other Loan Documents and the Defeasance Collateral shall constitute collateral which shall secure this Note and the Debt. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instrument from the Property. Upon the delivery of the Defeasance Collateral to Lender in accordance with this Article, Borrower shall have no further right to prepay this Note pursuant to the other provisions of this Article 5 or otherwise nor, without limiting or terminating the survival of certain obligations of Borrower which arose prior to the date of substitution of the Defeasance Collateral, shall Borrower have any further liability to Lender for performance of any obligations secured by the Defeasance Collateral and, from that day forward, Borrower shall be released from such obligations.

Lender shall have the right in connection with the exercise of its rights under this Article 5 to require delivery of the Defeasance Collateral in lieu of a cash prepayment, to require an entity designated by Lender to acquire the Defeasance Collateral and to assume that portion of the obligations of Borrower which is secured by such Defeasance Collateral, in which event Borrower shall thereafter be released from such obligations.

6. SECURITY

This Note is secured by the Security Instrument and the other Loan Documents. The Security Instrument intended to be duly recorded in the public records of the county where the Property is located.

All of the terms, covenants and conditions contained in the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

7.

SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay.  If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

8.

LATE CHARGE

If any sum payable under this Note is not paid prior to the fifth (5th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the other Loan Documents.

9.

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

10.

JOINT AND SEVERAL LIABILITY

If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

11. WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any land. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the other Loan Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of ail or any part of the Debt, under this Note, the Security Instrument or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the other Loan Documents. In addition, acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall riot thereby be released from any liability. If Borrower is a corporation or limited liability company, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders or members comprising, or the officers and directors or managers relating to, the corporation or limited liability company, and the term "Borrower" as used herein, shall include any alternative or successor corporation or limited liability company, but any predecessor corporation or limited liability company shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in a partnership, corporation or limited liability company which may be set forth in the Security Instrument or any other Loan Document.)

12. TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the other Loan Documents, or any part thereof, ."to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

13.

WAIVER OF TRIAL BY JURY

BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

14. EXCULPATION

(a)

Except as otherwise provided herein, in the Security Instrument or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the other Loan Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in

Section 10.10 of the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the other Loan Documents or the Security Instrument. The provisions of this Article shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the other Loan Documents or the Security Instrument; (ii) Intentionally Deleted; (iii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iv) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the other Loan Documents; (v) impair the right of Lender to obtain the appointment of a receiver; (vi) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; and (vii) impair the right of Lender to enforce the provisions of Sections 10.10, 11.2 and 11.3 of the Security Instrument.

(b)

Notwithstanding the provisions of this Article 14 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower, its agents or principals in connection with the execution and the delivery of this Note, the Security Instrument or the other Loan Documents, (ii) Borrower's misapplication or misappropriation of (A) Rents received by Borrower after the occurrence of an Event of Default, (B) tenant security deposits or Rents collected in advance, or (C) insurance proceeds or condemnation awards, or (iii) Borrower's failure to comply with the provisions of Section 5.9 of the Security Instrument.

(c)

In the event the Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding, and in connection solely with lender pursuing any and all remedies granted herein Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of Borrower.

(d)

Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with this Note, the Security Instrument and the other Loan Documents.

15. AUTHORITY

Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the other Loan Documents and that this Note, the Security Instrument and the other Loan Documents constitute valid and binding obligations of Borrower.

16.

APPLICABLE LAW

This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

17.

COUNSEL FEES

In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

18. NOTICES

All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:

Oxbridge Square Limited Partnership

7113 Staples Mill Road

P.O. Box 9462

Richmond, Virginia 23226

Attention: James N. Plotkin

Facsimile No. (804) 266-4977

With a copy to:

Cook, Ware & Heyward

P.O. Box 29629

Richmond, Virginia 23242

Attention: Allan M. Heyward, Jr., Esq.

Facsimile No. (804) 762-9608

If to Lender:

Laureate Realty Services, Inc.

227 West Trade Street, Suite 400

Charlotte, North Carolina 28202

Attention: Julie Johnson

Facsimile No. (704) 332-4313

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.

NationsBank Corporate Center

100 North Tryon Street

Charlotte, North Carolina 28202

Attention: Jonathan J. Nugent, Esq.

Facsimile No_ (704) 331-7598

or addressed as such party may from time to time designate by written notice to the other parties.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

"Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

19. MISCELLANEOUS

(a)

Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be made in a commercially reasonable manner, except as may be otherwise expressly and specifically provided herein.

(b)

Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

OXBRIDGE SQUARE LIMITED PARTNERSHIP,

a Virginia limited partnership

By: /s/ James N. Plotkin

Name:

James N. Plotkin

Title:

General Partner

By:

Ronald M. Plotkin Title:

General Partner

By: /s/ James N. Plotkin

Name: James N. Plotkin

Title: Attorney-in-Fact for

Ronald M. Plotkin

STATE/COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF HENRICO, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as Attorney in Fact for Ronald M. Plotkin, who is a General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of OXBRIDGE SQUARE LIMITED PARTNERSHIP

GIVEN under my hand and seal this 28th  day of  May 1998.

[SEAL]

/s/_______________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

STATE/COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF HENRICO, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as a General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of OXBRIDGE SQUARE LIMITED PARTNERSHIP

GIVEN under my hand and seal this 28th day of May 1998.

/s/_______________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

EXHIBIT B-2

BOOK 3293 PAGE 228

OXBRIDGE SQUARE LIMITED PARTNERSHIP, as Grantor

(Borrower)

and

AETNA LIFE INSURANCE COMPANY, (Ground Lessor)

to

David Howard an individual, as trustee

(Trustee)

for the benefit of

LAUREATE REALTY SERVICES, INC., as Grantee

(Lender)

DEED OF TRUST AND

SECURITY AGREEMENT

Dated:

June 2, 1998

County:

Chesterfield County, Virginia

UPON RECORDATION RETURN TO:

Kennedy Covington Lobdell & Hickman, L.L.P.

Nations Bank Corporate Center

100 North Tryon Street, Suite 4200

Charlotte, North Carolina 28202

Attention: Jonathan J. Nugent

BOOK 3293 PAGE 229

TABLE OF CONTENTS

Page

1. - GRANTS OF SECURITY

1

1.1

PROPERTY GRANTED

1

1.2

ASSIGNMENT OF RENTS

3

1.3

SECURITY AGREEMENT

3

1.4

PLEDGE OF MONIES

3

2. - DEBT AND OBLIGATIONS SECURED

3

2.1 DEBT AND OBLIGATIONS SECURED

3

3. - BORROWER COVENANTS

3

3.1

PAYMENT OF DEBT

3

3.2

INSURANCE

4

3.3

PAYMENT OF TAXES. ETC.

6

3.4

RESERVES

6

3.5

CONDEMNATION

7

3.6

LEASES AND RENTS

7

3.7

MAINTENANCE OF PROPERTY

8

3.8

WASTE

9

3.9

COMPLIANCE WITH LAWS

9

3.10

BOOKS AND RECORDS

9

3.11

PAYMENT FOR LABOR AND

9

3.12

INTENTIONALLY DELETED

9

3.13

PERFORMANCE OF OTHER AGREEMENTS

9

3.14

CHANGE OF NAME. IDENTITY OR STRUCTURE

9

3.15

EXISTENCE

10

3.16

GROUND LEASE

10

4. - SPECIAL COVENANTS

13

4.1

PROPERTY USE

13

4.2

SINGLE PURPOSE ENTITY

14

4.3

RESTORATION

14

4.4

LOCK BOX ACCOUNT

17

5. - REPRESENTATIONS AND WARRANTIES

17

5.1

WARRANTY OF TITLE

17

5.2

AUTHORITY

18

5.3

LEGAL STATUS AND AUTHORITY

18

5.4

VALIDITY OF DOCUMENTS

18

5.5

LITIGATION

18

5.6

STATUS OF PROPERTY

18

5.7

NO FOREIGN PERSON

19

5.8

SEPARATE TAX LOT

19

5.9

ERISA COMPLIANCE

19

5.10

LEASES

19

5.11

FINANCIAL CONDIITON

19

5.12

BUSINE5S PURPOSES

19

5.13

TAXES

19

i

BOOK 3293 PAGE 234

5.14

MAILING ADDRESS

19

5.15

NO CHANGE IN FACTS OR CIRCUMSTANCES

19

5.16

DISCLOSURE

20

5.17

THIRD PARTY REPRESENTATIONS

20

5.18

ILLEGAL ACITIVITY

20

6. - OBLIGATIONS AND RELIANCES

20

6.1

RELATIONSHIP OF BORROWER AND LENDER

20

6.2

NO LENDER OBLIGATIONS

20

7. - FURTHER ASSURANCES

20

7.1

RECORDING OF SECURITY INSTRUMENT, ETC.

24

7.2

FURTHER ACTS. ETC.

20

7.3

CHANGES IN TAX DEBT. CREDIT AND DOCUMENTARY STAMP LAWS

21

7.4

ESTOPPEL CERTIFICATES

21

7.5

REPLACEMENT DOCUMENTS

.21

8. -DUE ON SALE/ENCUMBRANCE

21

8.1

LENDER RELIANCE.

21

8.2

NO SALE/ENCUMBRANCE

22

8.3

SALE/ENCUMBRANCE DEFINED

22

8.4

LENDER'S RIGHTS.

22

9. - DEFAULT

23

9.1

EVENTS OF DEFAULT

23

10. - RIGHTS AND REMEDIES

24

10.1 REMEDIES

24

10.2 APPLICATION OF PROCEEDS

25

10.3 RIGHT TO CURE DEFAULTS

25

10.4 ACTIONS AND PROCEEDINGS

25

10.5 RECOVERY OF SUMS REQUIRED TO BE PAID

25

10.6 EXAMINATION OF BOOKS AND RECORDS

25

10.7 OTHER RIGHTS. ETC.

26

10.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY

26

10.9 VIOLATION OF LAWS

26

10.10 RECOURSE AND CHOICE OF REMEDIES

26

10.11 RIGHT OF ENTRY

27

10.12 DEFAULT INTEREST AND LATE CHARGES

27

11. - INDEMNIFICATION

27

11.1 GENERAL INDEMNIFICATION.

27

11.2 MORTGAGE AND/OR INTANGIBLE TAX .

28

11.3 ERISA INDEMNIFICATION

28

11.4 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES

28

12. - WAIVERS

28

12.1 WAIVER OF COUNTERCLAIM

28

12.2 MARSHALLING AND OTHER MATTERS

28

12.3 WAIVER OF NOTICE

28

12.4 DISCRETION OF LENDER

28

12.5 SURVIVAL

29

12.6 WAIVER OF TRIAL BY JURY

29

ii

BOOK 3293 PAGE 231

13, - EXCULPATION

29

13.1 EXCULPATION

29

13.2 RESERVATION OF CERTAIN RIGHTS

29

13.3 EXCEPTIONS TO EXCULPATION

29

13.4 VOLUNTARY BANKRUPTCY/INSOLVENCY

30

13.5 BANKRUPTCY CLAIMS

30

14. - NOTICES

30

14.1 NOTICES

30

15. - APPLICABLE LAW

31

15.1 CHOICE OF LAW

31

15.2 USURY LAWS

31

15.3 PROVISIONS -SUBJECT TO APPLICABLE LAW

31

16. - SECONDARY MARKET

31

16.1 TRANSFER OF LOAN .

31

17. - COSTS

32

17.1 PERFORMANCE AT BORROWER'S EXPENSE

32

17.2 ATTORNEY'S FEES FOR ENFORCEMENT

32

18. - DEFINITIONS

32

18.1 GENERAL DEFINITIONS

32

19. - MISCELLANEOUS PROVISIONS

32

19.1 NO ORAL CHANGE

32

19.2 LIABILITY

33

19.3 INAPPLICABLE PROVISIONS

33

19.4 HEADINGS ETC.

33

19.5 DUPLICATE ORIGINALS: COUNTERPARTS

33

19.6 NUMBER AND GENDER

33

19.7 SUBROGATION

33

19.8 ENTIRE AGREEMENT

33

20 - STATE SPECIFIC PROVISIONS

 33

20.1 ACCELERATION: REMEDIES

33

20.2 STATUTORY PROVISIONS

34

20.3 WAIVER OF TRIAL BY JURY

34

21. - SUBORDINATION OF FEE SIMPLE

34

21.1 SUBORDINATION OF FEE SIMPLE

34

21.2 SUBORDINATION OF GROUND LEASE

35

iii

BOOK 3293 PAGE 232

THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Security Instrument"} is made as of the 2d day of June, 1998, by OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, having its principal place of business at 7113 Staples Mill Road, P.O. Box 9462, Richmond, Virginia a 23228, as grantor ("Borrower') to David A. Howard, having an office at 4701 Cox Road Suite 108 Glen Allen, VA 23060, as trustee ("Trustee") for the benefit of LAUREATE REALTY SERVICES, INC., a South Carolina corporation, having an address at 227 West Trade Street, Suite 400, Charlotte, North Carolina 28202, Attn: LeAnn Beam, as grantee ("Lender'), AETNA LIFE INSURANCE COMPANY (Ground Lessor)

RECITALS:

WHEREAS, Borrower by its promissory note of even date herewith given to Lender is indebted to Lender in the principal sum of FOUR MILLION FIVE HUNDRED SEVENTEEN THOUSAND FIVE HUNDRED and No/100 DOLLARS ($4,517,500.00) in lawful money of the United States of America (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note'), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note; and

WHEREAS, Borrower is the ground lessee under that certain Lease entered into on the 20th day of October, 1981 by and between Borrower and Aetna Life Insurance Company ("Ground Lessor"), a copy of which is attached hereto as Exhibit D ("Ground Lease"); and

WHEREAS, pursuant to the terms and provisions of that certain Ground Lessor Estoppel and Subordination Agreement executed as of the date hereof, Ground Lessor has consented to the treatment of this Security Instrument as a "Subsequent First Mortgage" (as defined in Section 17.2 of the Ground Lease); and

WHEREAS, Borrower desires to secure the payment and performance of the Obligations (as defined in Article 2).

1. - GRANTS OF SECURITY

1.1

PROPERTY GRANTED.  Borrower, for and in consideration of the sum of Ten Dollars ($10.00) an other valuable consideration in hand paid, the receipt of which hereby is acknowledged, and the further consideration, uses, purposes and trusts herein set forth and declared, has granted bargained, transferred, assigned, set-over and consigned and by these presents does grant, bargain, transfer, assign, set-over and convey and by these presents does unto Trustee, and unto his or its successors in the trust hereby created and his or its assigns, forever, all of the Borrower's right, title and interest in and to the following (collectively, the "Property"): (a) the real property described in Exhibit A attached hereto and made a part hereof (the "Land "); (b) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security instrument; the buildings; structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements"); (d) all casements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, sir rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to e Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to e center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the land and the Improvements and every part and parcel thereof, with the appurtenances thereto; (e) all furnishings, machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other

BOOK 3293 PAGE 233

property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future Coon and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property'), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code'), superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f) all leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code') (the "Leases"} and all riot, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the riot to receive and apply the Rents to the payment of the Debt; (g) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property; (h) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property; (i) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; (j) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; (k) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property; (1) all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder, (m) all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and (n) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (m) above.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the Ground Lease and any renewals therein provided for, and the above granted and described Property unto Trustee, as trustee for the benefit of Lender and its successors and assigns for and during the rest, residue and remainder of the term of years yet to come and unexpired in the Ground Lease and the renewals therein provided for subject, nevertheless, to the rents, covenants, conditions and provisions of the Ground Lease, and Borrower does hereby bind itself its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the property, to Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof.

IN TRUST WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument;

BOOK 3293 PAGE 234

1.2

ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Nevertheless, subject to the terms of this Section 1.2 and Section 3.6 Lender grants to Borrower a revocable license to collect and receive the Rents, which license shall be automatically revoked upon the occurrence of an Event of Default (as hereinafter defined) and the expiration of any applicable grace or cure period. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

1.3

SECURITY AGREEMENT.  This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.1) a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

1.4

PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.4), the Deferred Maintenance Deposit (as defined on Exhibit B attached hereto and made a part hereof), the Reserve as defined on Exhibit B), Net Proceeds as defined in Section 4.3), the Lock-Box Account (as defined in Section 4.4), the Ground Lease Reserve (as defined in Section 3.16) and condemnation awards or payments described in Section 3.5 (collectively, "Deposits'), as additional security for the Obligations (as hereinafter defined) until expended or applied as provided in this Security Instrument.

2. - DEBT AND OBLIGATIONS SECURED

2.1

DEBT AND OBLIGATIONS SECURED.  This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"): (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America; b) the payment of interest, default interest, late charges, prepayment premiums and other sums, as provided in the Note, this Security Instrument or the other Loan Documents (defined below); (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security Instrument or the other Loan Documents; d) the payment of all sums advanced pursuant to this Security instrument to protect and preserve the Property and the lien and the security interest created hereby; and (e) the performance of each obligation of Borrower r contained this Security Instrument, the Note and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of the Note or which have otherwise been executed or are hereafter executed by Borrower and/or any other person or entity in connection with the loan (the "Loan') evidenced by the Note (the Note this Security Instrument and such other documents and instruments being hereinafter referred to collectively as the "Loan Documents') and in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part thereof (collectively the "Other Obligations"). Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations." All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

3. - BORROWER COVENANTS

Borrower covenants and agrees that:

3.1

PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note, this Security Instrument and the other Loan Documents.

BOOK 3293 PAGE 235

3.2

INSURANCE.

(a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

(i)

comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to not less than the greater of (a) ninety percent (90%) of the full insurable value thereof, or (b) 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) for a deductible of not greater than $10,000; and (D) containing an "Ordinance or Law providing Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses.  If any portion of the improvements is currently or at any time in the future located in a federally designated "special flood hazard area", Borrower shall obtain flood hazard insurance in an amount equal to the lesser of (a) the outstanding principal balance of the Note or (b) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require. In addition, in the event the Property is located in an area with a high degree of seismic activity, Borrower shall obtain earthquake insurance in amounts and in form and substance satisfactory to Lender;

(ii)

commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit (including "umbrella" coverage in place) of not less than $3,000,000 or, if any of the Improvements contain elevators, $5,000,000; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; and (4) blanket contractual liability for all written and oral contracts, to the extent the same is available;

(iii)

business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.2(a)(i); and (C) in an amount equal to 100% of the projected gross income from the Property for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twelve (12) month period. All insurance proceeds payable to Lender pursuant to this Subsection shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

(iv)

at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.2(a)(i) written in a so-called builder's risk completed value form on a non-reporting basis;

(v)

if applicable, workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 aggregate coverage for

BOOK 3293 PAGE 236

disease in respect of any work or operations on or about the Property, or in connection with the Property or its operation;

(vi)

if applicable, comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender;

(vii)

if applicable, motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits reasonably acceptable to Lender, and

(viii)

for Public Warehousing Properties Only: environmental insurance in amounts as shall be reasonably required by Lender;

(ix)

such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

(b)

All insurance provided for in Subsection 3.2(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, forms, deductibles, loss payees and insureds.  The insurance companies must have a rating of "A" or better for claims paying ability assigned by Moody's Investors Service, Inc. and Standard & Poor' s Rating Group or a general policy rating of A or better and a financial class of VIII or better assigned by A.M. Best Company, Inc. Each such insurer shall be referred to herein as a "Qualified Insurer". Not less than (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.2, certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums'), shall be delivered by Borrower to Lender, provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

(c)

Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.2(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.2(b). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise pro vide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.2(a).

(d)

All Policies of insurance provided for or contemplated by Subsection 3.2(a), except for the Policy referenced in Subsection 3.2(a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

(e)

Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by. Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

(f)

If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to

BOOK 3293 PAGE 237

take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

(g)

If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration') and otherwise in accordance with Section 4.3 of this Security Instrument, except in instances where Lender has failed or elected not to disburse Net Proceeds to Borrower under such Section 4.3 (provided that such exception shall not apply if the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses (A), (D) or (I) of Subsection 4.3(b)(i) or in Subsection 4.3(b)(ii) or any other conditions set forth in Section 4.3 which Borrower has the practical ability to satisfy). Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

(h)

In the event of foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right title and interest of Borrower in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

3.3

PAYMENT OF TAXES. ETC.

Borrower shall promptly pay. all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof {the "Taxes'), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges'), and all charges for utility services provided to the Property prior to the time same become delinquent. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited -with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

3.4

RESERVES. (a) Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in {a} and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.2 and 3.3 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.2 and 3.3 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a)

and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not

BOOK 3293 PAGE 238

constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

(b)

Borrower shall comply with the Replacement and Leasing Reserve Requirements set forth on Exhibit "B" attached hereto and made a part hereof.

3.5

CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and lied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the If the property or any portion thereof is takenby a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 4.3 of this Security Instrument, except in instances where Lender has failed or elected not to disburse Net Proceeds to Borrower under such Section 4.3 (provided that such exception shall not apply if the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses (A), ()) or (I} of Subsection 4.3(b)(i) or in Subsection 4.3(b)(ii) or any other conditions set forth in Section 4.3 which Borrower has the practical ability to satisfy). If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

In the event that this Section 3.5 or the performance by Borrower of any obligation imposed by this Section 3.5, or by Section 4.3 shall conflict or interfere with, or burden Borrower's obligations pursuant to the Ground Lease, or Ground Lessor's exercise of any rights thereunder with respect to condemnation matters, Borrower's obligations and Lender's riots under the Loan Documents shall be controlled by the provisions of the Ground Lease and the provisions hereof deemed modified so as to eliminate any conflict.

3.6

LEASES AND RENTS. (a) Except as otherwise consented to by Lender, all Leases shall be written on the standard form of lease which shall have been approved by Lender. Upon request, Borrower shall furnish Lender with executed copies of all. Leases. No material changes may he made to the Lender-approved standard lease without the prior written consent of Lender, which approval shall not be unreasonably withheld or delayed. In addition, all renewals of Leases and all proposed leases shall be arms-length transactions with bona fide, independent third party tenants. All proposed leases and renewals of existing Leases, other than Minor Leases (hereinafter defined), shall be subject to the prior approval of Lender and its counsel, at Borrower's expense, which approval shall not be unreasonably withheld or delayed if the proposed Lease or renewal Lease i1 is on the Lender-approved form, subject only to commercially reasonable variations therefrom, and (ii) is negotiated in an arms-length transaction with an independent third party tenant. All Leases entered into after the date hereof shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attom to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall, for Leases other than Minor Leases, promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder, (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed short of termination thereof; Borrower may terminate, however, Minor Leases as the result of a default by lessee thereunder, (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in the Leases or the Rents;

BOOK 3293 PAGE 239

(vi) shall not alter, modify or change the terms of the Leases without the prior written consent of Lender, or cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to the Leases (the “Lease Guaranty”) or cancel or terminate such Lease Guaranty without the prior written consent of Lender, and (viii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Lender.

(b)

Notwithstanding the provisions of Subsection 3.6(a) above, renewals of existing commercial Leases and proposed leases for commercial space covering less than ten percent (10%) of the total rentable space for the Property ("Minor Leases') shall not be subject to the prior approval of Lender provided that (i) the renewal Lease or proposed lease shall have a lease term not to exceed ten (10) years including options to renew, (ii) the renewal Lease or proposed lease shall be an arms-length transaction with a bona fide, independent third party tenant. Borrower shall deliver to Lender copies of all Leases which are entered into pursuant to the preceding sentence together with Borrower's certification that it has satisfied all of the conditions of the preceding sentence within thirty (30) days after the execution of the Lease. Notwithstanding anything contained herein to the contrary, if Lender fails within ten (10) business days after receipt of a request for approval or consent pursuant to this Section 3.6 to respond to Borrower's request, the requested response shall be deemed to have been given and all requirements of this Section 3.6 shall be deemed to have been complied with in full. Notwithstanding the foregoing, the deemed acceptance by Lender of Borrower's request for approval or consent shall only apply when the request of Borrower specifically references the applicable time limit for response by Lender.

(c) Notwithstanding any other provision of this Section 3.6 to the contrary, Borrower shall not be required to obtain Lender's consent to offer commercially reasonable incentives or concessions in connection with any proposed lease or renewal as Borrower shall deem appropriate or necessary to obtain a desirable tenant mix, retain a desirable tenant or to compete for a desirable tenant.

(d)

All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default which has not been cured within any applicable grace period, Borrower shall, upon Lender's request if permitted by any applicable legal requirements, turn over to Lender the security deposits and any interest theretofore earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

3.7

MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair.  The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property and tenant improvements made in connection with a Lease which has been entered into by Borrower in accordance with the terms hereof) without the consent of Lender. Subject to the provisions of Subsection 3.2(g) and Section 3.5, Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.5 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender. For the purposes of this Section 3.7 the term "materially altered" shall mean such alteration of the Property as to significantly change the current structural arrangement of the Improvements or such alteration as to significantly alter the facade of the Improvements on the Property. If Borrower makes a request of Lender for consent or approval to a material alteration, Lender shall, upon receipt of final alteration

BOOK 3293 PAGE 240

plans and a budget for said alteration, have thirty (30) days to respond to Borrower.   Lender fails to respond to Borrower within thirty (30) days, the consent and approval of Lender shall be deemed to have been provided. Notwithstanding the foregoing, the thirty (30) day response time limit shall only apply if the request of Borrower specifically references the applicable time limit.

3.8

WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument.

3.9

COMPLIANCE WITH LAWS. Borrower shall (i) promptly comply with all existing and future federal, state an local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof including, but not limited to, the Americans with Disabilities Act (`ADA") (collectively, the "Applicable Laws"}, (ii) from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws, (iii) .give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws, and (iv) take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Property.

3.10

BOOKS AND RECORDS (a) Borrower shall keep adequate books and records of account in accordance with methods of accounting reasonably acceptable to Lender and furnish to Lender:

(i)

quarterly operating statements of the Property, prepared and certified by Borrower in the form attached to the Ground Lease as Schedule C and Schedule F;

(ii).

certified rent rolls for the last month of each fiscal quarter signed and dated by Borrower in the form attached to the Ground Lease as Schedule D, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each fiscal quarter,

 (iii)

an annual financial statement of the Property to be prepared by Borrower in the form required pursuant to Section 3.1 of the Ground Lease, within ninety (90) days after the close of each fiscal year of Borrower and if available, an operating statements prepared by an independent certified public accountant within thirty (30) days of the date the same are made available to Borrower;

3.11

PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills an costs for labor, materials, and specifically a fabricated materials incurred in connection with the Property and never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

3.12

INTENTIONALLY DELETED.

3.13

PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of farther securing an obligation secured hereby and any amendments, modifications or changes thereto.

3.14

CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower will not change Borrower's name, identity (including its trade name or names) or if not an individual, Borrower’s

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BOOK 3293 PAGE 241

partnership structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the ease of a change in Borrower's structure without first obtaining the prior written consent of Lender. Borrower will execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

3.15

EXISTENCE Borrower will continuously maintain its existence and its rights to do business in the state where the Property is located together with its franchises and trade names.

3.16

GROUND LEASE

(a)

Borrower will comply in all material respects with the terms and conditions of the Ground Lease. Borrower will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the security of the Premises under the Ground Lease or will be grounds for declaring a forfeiture of the Ground Lease.

(b)

Borrower shall enforce the Ground Lease and will not terminate, modify, cancel, change, supplement, alter or amend the Ground Lease, or waive, excuse, condone or in anyway release or discharge the Ground Lessor of or from any of the material covenants and conditions to be performed or observed by Ground Lessor. Borrower hereby expressly covenants with Lender not to cancel, surrender, amend, modify or alter in any way the terms of the Ground Lease. Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all of the rights, privileges and prerogatives of Borrower, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Lender shall be void and of no force and effect. Notwithstanding the foregoing, Borrower will not be required to obtain the prior consent of Lender for amendments or modifications of the Ground Lease which benefit Borrower without imposing any additional obligations on Borrower.

(c)

Borrower will give Lender prompt (and in all events within five (5) days) notice of any default under the Ground Lease or of the receipt by Borrower of any notice of default from Ground Lessor. Borrower will promptly (and in all events within (5) days) furnish to Lender copies of all information furnished to Ground Lessor by the terms of the Ground Lease or the provisions of this Section 3.16. Borrower will deposit with Lender an exact copy of any notice, communication, plan, specification or other instrument or document received or given by Borrower in any way relating to or affecting the Ground Lease which may concern or affect the estate of Ground Lessor or Borrower thereunder in or under the Ground Lease or in the real estate thereby demised.

(d)

If Borrower fails to perform any obligations under the Ground Lease and fails to rectify such failure within applicable grace/cure periods, Lender shall have the right but not the obligation, to perform such obligations of Borrower.  All costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, shall be treated as an advance secured by this Security Instrument, shall bear interest thereon at the Default Interest Rate from the date of payment by Lender until paid in full and shall be paid by Borrower to Lender during the continuance of a default within five (5) days after demand. No performance by Lender of any obligations of Borrower shall constitute a waiver of any default arising by reason of Borrower's failure to perform the same. If Lender shall make any, payment or perform any act or take action in accordance with this Section 3.16(d), Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action. In any such event, subject to the rights of lessees, sublessees and other occupants under the Leases, Lender and any person designated by Lender shall have, and are

BOOK 3293 PAGE 242

hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action.

(e)

To the extent permitted by law, the price payable by Borrower or any other person or entity, in the exercise of any right of redemption following foreclosure of the Property shall include all rents paid and other sums advanced by Lender, together with interest thereon at the Default Interest Rate, as ground lessee under the Ground Lease, on behalf of Borrower on account of the Property.

(f)

Unless Lender shall otherwise consent, the fee title and the leasehold estate in the Property shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in Ground Lessor or in Borrower, or in a third party, by purchase or otherwise.

(g)

Upon acquisition by Borrower of the fee title or any other estate, title or interest in the Property which acquisition causes a merger of the leasehold interest of Borrower with said estate and a re-reduction of the leasehold estate, this Security Instrument shall, automatically and without the necessity of execution of any other documents, attach to and cover and be a lien upon such fee title or other estate so acquired, and such other estate shall be considered as mortgaged, assigned and conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned and conveyed. The provisions of this subsection (g) shall not apply if Lender acquires title to the Property unless Lender shall so elect.

(h)

If the Ground Lessor shall deliver to Lender a copy of any notice of default sent by the Ground Lessor to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in reliance thereon.

(i)

Intentionally Deleted.

(j)

Each space lease hereafter made and, unless contrary to the terms of the existing lease, each renewal of any existing space lease shall provide that, (i) in the event of the termination of the Ground Lease, the space lease shall not terminate or be terminable by the lessee; (ii) in the event of any action for the foreclosure of this Security Instrument, the space lease shall not terminate or be terminable by the space tenant by reason of the termination of the Ground Lease unless the space tenant is specifically named and joined in any such action and unless a judgment is obtained therein against the space tenant; and (iii) in the event that the Ground Lease is terminated as aforesaid, the space tenant under the space lease shall attorn to the lessee under the Ground Lease or to the purchaser at the sale of the Property on such foreclosure, as the case may be. The provisions of this Section 3.16(j) shall not be interpreted to require a space tenant lease to be anything but subordinate to the Ground Lease.

(k)

Borrower shall notify Lender promptly (and in any event within ten (10) days) of any claim, suit, action or proceeding relating to the rejection of the Ground Lease. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the Ground Lessor under the Bankruptcy Code during the continuance of any default other than a default predicated solely upon the existence or commencement of the bankruptcy proceedings or any act or failure to act by Borrower solely by reason thereof (hereinafter an "Unrelated Default"). Borrower may make any compromise or settlement in connection with such proceedings (subject to Lender's reasonable approval); provided, however, that Lender shall be authorized and entitled to compromise or settle any such proceeding if such compromise or settlement is made after the occurrence and during the continuance of any Unrelated Default. Borrower shall promptly execute and deliver to Lender any and all instruments reasonably required in connection with any such proceeding, after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior written consent of Lender.

BOOK 3293 PAGE 243

(l)

Borrower shall not, without Lender's prior written consent, elect to treat the Ground Lease as terminated under Section 365(h)(1) of the Bankruptcy Code. Any such election made without Lender's prior written consent shall be void.

(m)

If pursuant to Section 365(h)(2) of the Bankruptcy Code, Borrower seeks to offset against the rent reserved in the Ground Lease the amount of any damages caused by the nonperformance by the Ground Lessor of any of the Ground Lessor's obligations under the Ground Lease after the rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset notify Lender of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. If Lender has failed to object as. aforesaid within ten (10) days after notice from Borrower in accordance with the first sentence of this subsection (m), Borrower may proceed to effect such offset in the amounts set forth in Borrower's notice. Neither Lender's failure to object as aforesaid nor any objection or other communication between Lender and Borrower relating to such offset shall constitute an approval of any such offset by Lender. Borrower shall indemnify and save Lender harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every .nature whatsoever (including, without limitation, reasonable attorneys' fees and disbursements) arising from or relating to any such offset by Borrower against the rent reserved in the Ground Lease.

(n)

If any action, proceeding, motion or notice shall be commenced or filed in respect of Borrower or, after the occurrence and during the continuance of any Unrelated Default, the Property in connection with any case under the Bankruptcy Code, Lender shall have the option, to the exclusion of Borrower, exercisable upon notice from Lender to Borrower, to conduct and control any such litigation with counsel of Lender's choice. Lender may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower agrees to execute any and all powers, authorizations, consents and other documents required by Lender in connection therewith. Borrower shall pay to Lender all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by Lender in connection with the prosecution or conduct of any such proceedings within five (5) days after notice from Lender setting forth such costs and expenses in reasonable detail. Any such costs or expenses not paid by Borrower as aforesaid shall be secured by the lien of this Mortgage, shall be added to the principal amount of the Debt and shall bear interest at the Default Interest Rate. Borrower shall not after the occurrence and during the continuance of any Unrelated Default, commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such ease under the Bankruptcy Code without the prior written consent of Lender.

(o)

Borrower shall immediately, after obtaining knowledge thereof, notify Lender of any filing by or against the Ground Lessor of a petition under the Bankruptcy Code. Borrower shall thereafter forthwith give written notice of such filing to Lender, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Borrower shall promptly deliver to Lender following receipt any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating thereto.

(p)

If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as the tenant under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days ' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Ground

Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such 10-day period a notice stating that (i) Lender demands that Borrower assume and assign the Ground Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

BOOK 3293 PAGE 244

(q)

Effective upon n the entry of an order for relief in respect of Borrower under the Bankruptcy Code, Borrower hereby as'and transfers to Lender a non-exclusive right to apply to the Bankruptcy Code under Section 365(d) r4)) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.

(r)

Borrower represents and warrants that (i) Borrower shall not subject its interest in the Property to the lien of any mortgage now or hereafter to be placed an the fee title to the Premises; (ii) based upon Borrower's understanding of the terms and provisions of the Ground Lease, if there shall be a condemnation or taking in lieu of a condemnation of the fee title to the Premises, subject to amounts which are applied to Restoration, Borrower is entitled under the Ground Lease to receive such portion of the award for such condemnation or taking in lieu of condemnation as equals the value of Borrower's estate under the Ground Lease and improvements made by Borrower and if there shall be a casualty under a Ground Lease, either there is an obligation to use *insurance proceeds for a full restoration or Borrower is entitled to receive such portion of such proceeds as equals the value of improvements made by Borrower; (iii) Borrower is authorized to assign its interest in any condemnation award which Borrower is entitled to receive pursuant to the Ground Lease; (iv) Intentionally Deleted; (v) Borrower has the right to subject its interest under the Ground Lease to the interests in favor of Lender provided in the Loan Documents; (vi) subject to the terms of the Ground Lease, Borrower has the right to sublease or otherwise encumber, subject to matters disclosed pursuant to clause (iv) above without restriction, all or any part of the Property without the consent of Ground Lessor, (vii) based upon the terms and provisions of the Ground Lessor Estoppel and Subordination Agreement provided to Lender by Ground Lessor and dated the date hereof if any default by Borrower shall occur under the Ground Lease, Lender is entitled to receive fifteen (15) days notice in the event of a non-monetary default and five (5) days notice in the event of a monetary default to cure any such default which is susceptible of cure by Lender, and so long as Lender has cured said default within said cure period, Ground Lessor may not terminate the Ground Lease; (viii) provided that no monetary default remains uncured beyond any applicable notice and grace periods to which Borrower and Lender are entitled, the Ground Lease may not be terminated by Ground Lessor by reason of any default by Borrower which is not susceptible of cure by Lender; (ix) Intentionally Deleted; (x) based upon the terms and provisions of the Ground Lessor Estoppel and Subordination Agreement provided to Lender by Ground Lessor and dated the date hereof the Ground Lease re quires the Ground Lessor to endeavor to give copies of all notices of default which are given under the Ground Lease to Borrower contemporaneously to Lender, (xi) the Ground Lease represents the entire agreement between the parties thereto and is in full force and effect and has not been modified or supplemented; (xii) the Ground Lease cannot be canceled solely by Ground Lessor and requires Borrower's consent for all modifications; (xiii) all rents (including additional rents and other charges) reserved for in the Ground Lease and payable prior to the date hereof have been paid; (xiv) no party to the Ground Lease is in default of any obligation such party has thereunder and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute such a default; and (xv) no notice or other written or oral communication has been provided to any party under the Ground Lease which alleges that, as of the date hereof, either a default exists or with the passage of time will exist under the provisions of such Ground Lease.

(s)

As additional security for the Loan, Borrower hereby establishes a ground lease payment reserve (the "Ground Lease Reserve") in the amount of $9,375.00 which amount shall, at the election of Lender, be used far the payment of rent owing by Borrower to Ground Lessor upon default by Borrower of said rent payment. Interest arising on the Ground Lease Reserve amount shall accrue for the life of the loan and provided no event of default shall have occurred shall be repaid to Borrower upon full payment of the Debt.

4. - SPECIAL COVENANTS

Borrower covenants and agrees that:

4.1

PROPERTY USE.  The Property shall be used only as a first class shopping center in conformity with first class standards of operation for such centers located in the Richmond Virginia metropolitan area.

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BOOK 3293 PAGE 245

4.2

SINGLE PURPOSE ENTITY.  It has not and shall not: (a) engage in any business or activity other than the ownership, operation an maintenance of the Property, and activities incidental thereto;(b) acquire or own any material assets other than (i) the, and (ii) such incidental Personal Property as may be necessary for the operation of the Property; (e merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent; (d) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation , articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the other Loan Documents; e) own any subsidiary or make any investment in, any person or entity without the consent of Lender, (f) commingle its assets with the assets of any of its general partners, affiliates, (principals or of any other person or entity; (g) incur any debt, secured or unsecured, direct or contingent including guaranteeing any obligation), other than the Debt, except with respect to trade payables and other reasonable indebtedness arising in the ordinary course of its business of owning and operating the Property, provided that such debt is paid when due; (h) fail to maintain its records, books of account and accounts separate and apart from those of the general partners, principals and affiliates of Borrower, the affiliates of a general partner of Borrower, and any other person or entity; (i) enter into any contract or agreement with any general partner, principal or affiliate of Borrower, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower. Lender waives any claim that the Agency Agreement between Borrower and Dumbarton Properties, Inc. ("Property Manager'), dated July 25, 1980 concerning management of the Property or any renewal, but not amendment thereof, is subject to evaluation or re-evaluation under this requirement; (j) seek the dissolution or winding up in whole, or in part, of Borrower, (k) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner managing, member, shareholder, principal or affiliate thereof or any other person; (1) hold itself out to be responsible for the debts of another person; (m) make any loans to any third party; (n) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (p) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

4.3

RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

(a)

If the Net Proceeds shall be less than and the costs of completing the Restoration shall be less than $25,000.00 the Net Proceeds will be disbursed b Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.3(b)(i) are met and Borrower delivers to

Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

(b)

If the Net Proceeds are equal to or greater than or the costs of completing the Restoration is equal to or greater than $25,000.00 Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection 4.3(b). The term "Net Proceeds" for purposes of this Section 4.3 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.2(a)(i), (iv), (vi) and ('ix) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to,

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reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.5 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

(i)

The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met: (A) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the other Loan Documents; (B) Borrower shall have commenced the Restoration as soon as reasonably practicable (but in no event later than ninety (90) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion; (C) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note at the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.2(a)(iii), if applicable, or (3) by other funds of Borrower, (D) Lender shall be satisfied that for the twelve (12) month period succeeding the completion of the Restoration, the ratio of sustainable net operating income for the Property (after deduction for applicable reserves) to debt service payable under the Note shall be at least 1.25 to 1.0 (E) Lender shall be reasonably satisfied that the Restoration will be completed on or before the earliest to occur of (I) twelve (12) months prior to the Maturity Date (as defined in the Note), (2) twelve (12) months after the occurrence of such fire or other casualty or taking, whichever the case may be, 3) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of this Subsection 4.3(b) to remain in effect subsequent to the occurrence of such fire or other casualty or taking, whichever the case may be, and the completion of the Restoration or (4) such time as may be required under any applicable zoning laws, ordinances, rules or regulations in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable; (F) the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; (G) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable laws, rules and regulations; and (H) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Property or the Improvements.

(ii)

The Net Proceeds shall be held by Lender and? until disbursed in accordance with the provisions of this Subsection 4.3(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

(iii)

All plans and specifications required in connection with the Restoration shall be subject to prior review and approval in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant'), which approval shall not be unreasonably withheld or delayed. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, which approval shall not be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the

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Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

(iv)

In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" as used in this Subsection 4.3(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.3(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.3(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument.  If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

(v)

Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

(vi)

If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency'') with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.3(b) shall constitute additional security for the Obligations. With respect to Restorations following a casualty in which the Improvements are restored to substantially the same condition as they existed prior to the casualty, the excess, if any, of the Net Proceeds and the remaining balance, f any, of the Net Proceeds Deficiency deposited with Under after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.3(b), and the receipt by Lender of evidence reasonably satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the other Loan Documents.

(c)

All Net Proceeds not required (i) to be made available for the Restoration or (u) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.3(b)(vi) may, be retained and applied by Lender toward the payment of the DA whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. Provided no Event of Default exists under the Note, this Security Instrument or the other Loan Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 3.2 or 3.5 hereof, no Prepayment Consideration (as defined in the-Note) shall be due in connection therewith, but

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Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the other Loan Documents. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

(d)

Should the application of the provisions of this Section 4.3 conflict or produce a result which is inconsistent with or interferes with the application of the provisions of the Ground Lease covering the same subject matter, the provisions of the Ground Lease shall control and be carried out as written, and the provisions of this Section 4.3 shall be deemed modified and rewritten as necessary to harmonize the provisions hereof with the provisions of the Ground Lease.

4.4

LOCK BOX ACCOUNT. (a) (i) if after the occurrence of an Event of Default all applicable grace or cure periods expire without cure being effected or (ii) if at any time the Debt Service Coverage Ratio for the Property shall fall below 1.0:1.0 for a continuous period of not less than one hundred and eighty (180) days, Lender shall have the right, upon written notice to Borrower to require that, from and after the next succeeding date of payment of an installment of principal and interest under the Note, all Rents with respect to the Property at Lender's discretion, be paid directly to the property manager for the Property (the "Manager") and deposited daily by the Manager in the name designated by Lender directly to a designated lock-box account (the "Lock-Box Account"), opened by Lender at a bank (the 'Lock-Box Bank"), which account shall be within the exclusive control of Lender.

(b)

Upon receipt of notice from Lender as set forth in Subsection (a) above, Borrower shall enter into a lock-box agreement with Lender in a form reasonably satisfactory to Lender, which form shall substantially reflect the provisions of this Section. Promptly following delivery of the notice referred to in (a) Lender and Borrower will negotiate diligently and in good faith a lock-box agreement substantially reflecting the provisions of this Section. Notwithstanding anything to the contrary in contained in this Section, if in Lender's judgment, the Manager's performance in collecting Rents s decline, then upon receipt of written notice from Lender, Borrower shall promptly instruct each tenant under any Lease to make all payments under such Lease, (y) if by wire transfer, to the Lock-Box Account and (z) if by check, money order or similar manner of payment, by mail to a designated lock-box the "Lock-Box") within the exclusive control of Lender.

(c)

The lock-box agreement referred to in Subsection (b) above shall provide that amounts deposited into the Lock-Box shall be collected and deposited daily by the Manager (or, if required by Lender pursuant to the final sentence of Subsection (b) above, by the Lock-Box Ban) into the Lock-Box Account. Amounts on deposit in the Lock-Box Account on any date of payment of an installment of principal and interest under the Note shall be applied in the following order of priority: q) to pay any Taxes Other Charges or Insurance Premiums then due and payable; (ii) to pay the Property s pro rata share of the Lock-Box Bank's fees; (iii) to pay interest and principal due an such date with respect to the Note; (iv) to replenish all reserves and escrow funds required to be aid by Borrower to Lender under the Note, the Security Instrument and the other Loan Documents; and paid to Borrower.

5. - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

5.1

WARRANTY OF TITLE. Borrower has paid for and has good marketable and indefeasible leasehold title to the Property or the term of years described in the Ground Lease and extending beyond the maturity date of the Note and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered leasehold estate in the Land and the Improvements and that it owns the Property, free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

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5.2

AUTHORITY.  Borrower (and the undersigned representative of Borrower, if any) has full power, authority an legal right to execute this Security Instrument, and to mortgage, grant bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

5.3

LEGAL STATUS AND AUTHORITY.  Borrower (a) is duly organized, validly existing and in goo standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the other Loan Documents.

5.4

VALIDITY OF DOCUMENTS.  (a) The execution, delivery and performance of the Note, this Security Instrument and the other Loan Documents and the borrowing evidenced b the Note (i) are within the corporate, partnership, trust or limited liability company (as the case may be) power of Borrower; (ii) have been authorized by all requisite corporate, partnership, trust or limited liability company (as the case may be) action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership, trust, operating agreement or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform

Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the other Loan Documents constitute the legal, valid and binding obligations of Borrower.

5.5

LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceed*), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower, a Guarantor, if any, an Indemnitor, if any, or the Property that has not been disclosed to Lender or is not adequately covered by insurance, as determined by Lender in its sole and absolute discretion.

5.6

STATUS OF PROPERTY.  (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.2 hereof; (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, and use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification; (e) the Property and the present and contemplated use and occupancy thereof are in full compliance with all Applicable Laws, including, without limitation, zoning ordinances, building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to, the ADA) and other similar laws; (d) the Property is served by all utilities (including, but not limited to, public water and sewer systems) required for the current or contemplated use thereof; (e) all utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service; provided (f) all public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public; (g) the Property is, to the best of Borrower's knowledge, free from damage caused by fire or other casualty; all costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full; (i) all liquid and solid waste disposal septic and sewer systems

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located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws; and (j) all Improvements lie within the boundary of the Land.

5.7

NO FOREIGN PERONS.  Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

5.8

SEPARATE TAX LOT.  The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements are assessed and taxed together with the Property or any portion thereof.

5.9

ERISA COMPLIANCE. As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not an will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, whichis subject to Title I of ERISA; (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; (iii) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA; and (iv) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans. Borrower shall deliver to Lender such certifications or other evidence as requested by Lender from time to time of Borrower's compliance with the foregoing representations and covenants.

5.10

LEASES.

(a)

Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender, (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (g) there exist no offsets or defenses to the payment or possession of any portion of the Rents; (h) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; and (i) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease.

5.11

FINANCIAL CONDITION.  (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) it has received reasonably equivalent value for the granting of this Security Instrument.

5.12

BUSINESS PURPOSES. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

5.13

TAXES. Borrower has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower knows of no basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

5.14

MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

5.15

NO CHANGE IN FACTS OR CIRCUMSTANCES.   All information submitted in connection with Borrower's application for the loan and Lender's issuance of a commitment for the Loan (collectively, the "Loan Application") and the satisfaction of the conditions thereof, including, but not limited to all financial statements, rent rolls, reports, certificates and other documents, are accurate, complete and correct in all respects.  There has been no adverse change, in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

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5.16

DISCLOSURE. To Borrower's best knowledge, Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

5.17

THIRD PARTY REPRESENTATIONS. Each of the representations and the warranties made by each Guarantor an Indemnitor herein or in any Other Loan Document(s) is true and correct in all material respects.

5.18

ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased with proceeds of any illegal activity. Borrower acknowledges that in accepting the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth above notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in making the Loan and that Lender would not make the Loan in the absence of such warranties.

6. - OBLIGATIONS AND RELIANCES

6.1

RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor an creditor, and Lender has no fiduciary or other special relationship with Borrower and no term or condition of any of the Note this Security Instrument and the r other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor. Borrower is not relying on Lender's expertise business acumen or advice in connection with the Property.

6.2

NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1 (f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b)

By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the other Loan Documents, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

7. - FURTHER ASSURANCES

7.1

RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property.  Except where prohibited by law, Borrower will pay all taxes, duties, imposts, assessments, filing, registration and recording fees, and any and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Loan Documents and any amendment or supplement thereto.

7.2

FURTHER ACTS. ETC.  Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby-mortgaged, granted, bargained, sold, conveyed,

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confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with a11 Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, 'including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.

7.3

CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.

(a)

If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly of indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

(b)

Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

(c)

If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

7.4

ESTOPPEL CERTIFICATES.  (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee an estoppel certificate in form and content as may be requested by Lender with respect to the status of the Loan and/or the Loan Documents.

(b)

Borrower shall use its best efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, provided that (i) Borrower shall not be required to honor more than two requests made by Lender in any twelve month period and (ii) in no event shall Borrower be required to obtain estoppel certificates from lessees containing more information than that required to be certified pursuant to the terms of the related Lease.

7.5

REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

8. - DUE ON SALE/ENCUMBRANCE

8.1

 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, managing members, principals and (if Borrower is a trust) beneficial owners in owning and- operating properties such as the Property in

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agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for payment, and performance of the Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the payment or the performance of the Obligations, Lender can recover the Debt by a sale of the Property.

8.2

NO SALE/ENCUMBRANCE.  Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

8.3

SALE/ENCUMBRANCE DEFINED.  A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 10% of such corporation's stock shall be vested in a party or parties who are not now stockholders; (d) if Borrower is a partnership, the transfer or pledge of the partnership interests held by the general partners except that James N. Plotkin may acquire the partnership interests of any other general partner. Notwithstanding the foregoing, the following transfers shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or transfer within the meaning of this Article 8: (A} by devise or descent or by operation of law upon the death of a partner, member or stockholder of Borrower or any general partner thereof, and B) a sale, transfer or hypothecation of a partnership, shareholder or membership interest in Borrower, whichever the case may be, by the current partner(s), shareholder(s) or member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such partner, shareholder or member to a Principal (or a trust for the benefit of any such persons) and (C) any transfer of any interest of the limited partners of Borrower resulting in a change in the number, identity or interests of Borrower's limited partners.

8.4

LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, payment of a transfer fee of not more than one percent (1%) of the principal balance of the Note and all of Lender's expenses incurred in connection with such transfer, the approval by Lender of the proposed transferee, the proposed transferee's continued compliance with the representations, warranties and covenants set forth in Sections 4.2 and 5.9 hereof, or such other conditions as Lender shall determine in its commercially reasonable discretion to be necessary to ensure the continued enforceability and priority .of the interests of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property. Notwithstanding the foregoing, Lender shall consent to a one (1) time transfer of the Property and assumption of the Loan by a transferee entity without payment of the (1%) assumption fee provided the following conditions are met in full; (a) not less than fifty percent (50%) of the ownership interests in the transferee are held by one or more of the current owners of Borrower, (2) James N. P1otlin is, for the life of the Loan, the sole controlling principal of the transferee entity (3) transferee entity executes such documents as Lender shall reasonably require to effect the transfer of the Property and assumption of the Loan (4) Borrower has provided Lender with all organizational documents required to evidence transferee's authority to effect the transfer of the property and assumption of the Loan, and (5) all costs and expenses incurred by Lender and all costs and expenses otherwise arising, including without

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limitation, reasonable attorneys’ fees, shall be borne by Borrower. Lender shall not condition its consent to the transfer permitted according to the preceding sentence upon a modification of the terms of any of the Loan Documents.

9. - DEFAULT

9.1

EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default": (a) if any portion of the Debt is not paid prior to the fifth (5th) day after the same is due or if the entire Debt is not paid on or before the Maturity Date; (b) if any of the Taxes or Other Charges is not paid prior to the date the same becomes delinquent except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument; (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request or Borrower has not delivered evidence of the renewal of the Policies thirty (30) days prior to their expiration as provided in Section 3.2(b); (d) if Borrower violates or does not comply with any of the provisions of Sections 3.6 or 4.2 or Articles 8 or 11; (e) if any representation or warranty of Borrower, Instrument, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; (f) if (i) Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, adjustment, liquidation, dissolution or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of sixty (60) days; or (iii) there shall be commenced against Borrower any case, proceeding or other action seeking issuance of' a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (g) if Borrower shall be in default beyond any applicable notice or cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any, part of the Property whether it be superior or junior in lien to this Security Instrument; (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then delinquent and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of ninety (90) days after Borrower has first received notice thereof; (i) if any federal tax lien is filed against the Property and same is not discharged of record within ninety (90) days after Borrower has first received notice thereof; (j) if within ten (10) business days of Lender's demand therefor Borrower fails to provide Lender with the written certification and evidence referred to in Section 5.9 hereof; (k) if Borrower shall fail to perform any of its obligations under that certain environmental indemnity agreement of even date herewith (the "Environmental Indemnity") after the expiration of applicable notice and grace periods, if any; (l) if any default beyond any applicable notice or cure period occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace or cure periods, if any; (m) if for more than ten (10) days after notice from Lender, Borrower shall continue to be in default under any other term, covenant or condition of the Note this Security Instrument or the other Loan Documents in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after notice from Lender in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days (n) Borrower shall fail in the payment of any rent, additional rent or other charge mentioned in or made

BOOK 3293 PAGE 255

payable under the Ground Lease when said rent or other charge is due and payable, or (o) There shall occur any default by Borrower, as lessee under the Ground Lease, in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower, to be observed or performed, and said default is not cured prior to the expiration of any applicable grace period therein provided, or any one or more of the events referred to in the Ground Lease shall occur which would cause the Ground Lease to terminate without notice or action by the Ground Lessor or which would entitle the Ground Lessor to terminate the Ground Lease and the term thereof by giving notice to Borrower, as tenant thereunder, of if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or canceled for any reason or under any circumstances whatsoever, or any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended without the consent of Lender.

10. - RIGHTS AND REMEDIES

10.1 REMEDIES. If, following the occurrence of any Event of Default, Borrower fails to cure such default within the applicable cure period, Borrower agrees that Trustee or Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Trustee or Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Trustee or Lender: (a) declare the entire unpaid Debt to be immediately due and payable; (b) with or without entry, institute proceedings, judicial or otherwise, for the complete or partial foreclosure of this Security Instrument under any applicable provision of law in which ease the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, any partial foreclosure to be subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (c) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof pursuant to power of sale or otherwise, at one or more sales, as an entirety or in one or more parcels; (d)  institute an action, suit or proceeding in equity for the specific performance of an covenant, condition or agreement contained herein, in the Note or in the other Loan Documents; (e) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security instrument or the other Loan Documents; (f) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt; (g) enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower therefrom, without liability for trespass, damages or otherwise and exclude Borrower wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may exercise all rights and powers of Borrower with respect to the Property including, without limitation but subject to the rights of Dumbarton Properties Inc. ("Property Manager") pursuant to the Agency Agreement dated July 15, 1980 by and between Borrower and Property manager (the "Management Agreement"), (1) the right to use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (2) the right to make or complete any construction, alterations, additions, renewals, replacements and improvements to or on the Property as Lender deems advisable; (3) the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof, (h) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may, be occupied by Borrower; (i) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise. In the event the rights of Lender and Property Manager conflict, such rights shall not be exercised by either party without the approval of both parties which approval will not be unreasonably withheld. Both parties shall use all best good faith efforts to take such actions as are in the best interests and further the economic well being of the Property. Notwithstanding anything contained in this Section 10.1 to the contrary, Lender acknowledges that the Management Agreement shall not be terminated by Lender except following a

BOOK 3293 PAGE 256

sale by foreclosure of the Property, (j) apply the receipts from the Property, any Deposits and interest thereon and/or any unearned Insurance Premiums paid to Lender upon the surrender of any Policies maintained pursuant to Article 3 hereof (it being agreed that Lender shall have the right to surrender such Policies upon the occurrence of an Event of Default), to the payment of the Obligations, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion; (k) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the Foregoing: (1) the riot to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (2) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five days prior to such action, shall constitute commercially reasonable notice to Borrower, or (l) require a Lock-Box Account pursuant to Section 4.4 and apply all sums in the Lock-Box Account to me payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 10.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 9.1(f) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

10.2

APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

10.3

DEFAULTS. If after the occurrence of any Event of Default, Borrower fails to cure such default within any applicable grace or cure period, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof {including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 10.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All reasonable costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

10.4

ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

10.5

RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

10.6

EXAMINATION OF BOOKS AND RECORDS. Lender, its agents, accountants and attorneys shall have the right upon reasonable notice to examine the records, books, management

B00K 3293 PAGE 257

and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which reflect upon their financial condition at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. This Section 10.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing. Lender shall not exercise any right under this Section 10.6 in such manner as substantially disrupts Borrower's conduct of its business.

10.7

OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not e deemed to e a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose Ls Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)

It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

(c)

Trustee or Lender may resort for the payment of the Debt to any other security held by Trustee or Lender in such order and manner as Trustee or Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Trustee or Lender thereafter to foreclose this Security Instrument. The rights of Trustee and Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Trustee and Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

10.8

RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property or such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

10.9

VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

10.10

RECOURSE AND CHOICE OF REMEDIES.  Notwithstanding any other provision of this Security Instrument, including but not limited to Article 13 hereof, Lender and other Indemnified Parties (defined in Section 11.1 below) are entitled to enforce the obligations of Borrower, Guarantor and Indemnitor contained in Sections 11.2 and 11.3 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender

BOOK 3293 PAGE 258

commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations exceptions Borrower, Guarantor and Indemnitor The provisions of Sections 11.2 and 11.3 are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the other Loan Documents, and Borrower, Guarantor and Indemnitor are fully and personally liable for the obligations pursuant to Sections 11.2 and 11.3. The liability of Borrower, Guarantor and Indemnitor are not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions.

10.11

RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

10.12

DEFAULT INTEREST AND LATE CHARGES.  Borrower acknowledges that, without limitation to any of Lender's rights or remedies set forth in this Security Instrument, Lender has the right following the occurrence of an Event of Default and Borrower's failure to cure such default within the applicable grace/cure period to demand interest on the principal amount of the Note at the Default Rate and late payment charges in accordance with the terms of the Note.

11. - INDEMNIFICATION

11.1

GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except to the extent the following relate solely to an Indemnified Party's gross negligence or willful misconduct: (a) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Property or any part thereof; (d) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (e) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (f) any failure of the Property to be in compliance with any Applicable Laws; (g) the enforcement by any Indemnified Party of the provisions of this Article 11; (h) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan; or (i) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document. Any amounts payable to Lender by reason of the application of this Section 11.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date notice of damage is provided to Borrower by Lender until paid. For purposes of this Article 11, the term "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded and persons and entities who may hold or acquire or will have held a full or partial

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interest in the Loan, including, but not limited to, custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan.

11.2

MORTGAGE AND/OR INTANGIBLE TAX.  Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents.

11.3

ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against, any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement op Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Section 5.9.

11.4

DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

12. - WAIVERS

12.1

WAIVER OF COUTERCLAIM.  Borrower hereby waives the right to assert a counterclaim, other than a mandatory in compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the other Loan Documents, or the Obligations. Nothing contained herein shall be deemed a waiver of Borrower's right to assert any claim. which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in a separate proceeding.

12.2

MARSHALLING AND OTHER MATTERS.  Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and an behalf-of all persons to the extent permitted by applicable law.

12.3

WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Trustee or Lender except with respect to matters for which this Security instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Trustee or Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Trustee or Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Trustee or Lender to Borrower.

12.4

DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision

28

BOOK 3293 PAGE 260

of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender~~, shall be in the sole and absolute discretion of Lender and~~ shall be commercially reasonable.

12.5

SURVIVAL. The indemnifications made pursuant to Section 11.3 shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

12.6

WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

13. - EXCULPATION

13.1

. Except as otherwise provided herein, in the Note or in the other Loan Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Note, this Security Instrument, the other Loan Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by the Note, this Security Instrument and the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in Section 10.10, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with the Note, the other Loan Documents or this Security Instrument.

13.2

RESERVATION OF CERTAIN RIGHTS.  The provisions of Section 13.1 shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the other Loan Documents or this Security Instrument; (b) Intentionally Deleted (c) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (d) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the other Loan Documents; (e) impair the right of Lender to obtain the appointment of a receiver; (f) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; and (g) impair the right of Lender to enforce the provisions of Sections 10.10, 11.2 and 11.3 of this Security Instrument.

13.3

EXCEPTIONS TO EXCULPATION.  Notwithstanding the provisions of this Article to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower, its agents or principals in connection with the execution and the delivery of the Note, this Security Instrument or the other Loan Documents; (ii) Borrower's misapplication or misappropriation of (A) Rents received by Borrower after the occurrence

BOOK 3293 PAGE 261

of an Event of Default, (B) tenant security deposits or Rents collected in advance, or (C) insurance proceeds or condemnation awards; (iii) Borrower's failure to comply with the provisions of Section 5.9 of this Security Instrument.

13.4

VOLUNTARY BANKRUPTCY/INSOLVENCY. In the event the Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding, and in connection solely with lender pursuing any and all remedies granted herein Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of Borrower.

13.5

CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the debtor to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the other Loan Documents.

14. - NOTICES

14.1

NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:

Oxbridge Square Limited Partnership
7133 Staples Mill Road
P.O. Box 9462
Richmond, Virginia 23228
Attention:  James N. Plotkin
Facsimile No. (804) 266-4977

With a copy to:

Cook, Ware & Heyward
P.O. Box 29629
Richmond, Virginia 23242
Attention:  Alan M. Heyward, Jr.
Facsimile No. 804-762-9608

If to Trustee:

4701 Cox Road, Suite 108
Glen Allen, Virginia 23060
Attention: David A. Howard
Facsimile No: (757) 625-8181

If to Lender:

Laureate Realty Services, Inc.
227 West Trade Street, Suite 400
Charlotte, North Carolina 28202
Attention:

LeAnn Beam
Facsimile No. (704) 332-4313

BOOK 3293 PAGE 262

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
NationsBank Corporate Center
100 North Tryon Street, Suite 4200
Charlotte, North Carolina 28202
Attention:  Jonathan J. Nugent
Facsimile No. (704) 331-7598

or addressed as such party may from time to time designate by written notice to the other parties.

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

For purposes of this Subsection, `Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

15. - APPLICABLE LAW

15.1

CHOICE OF LAW. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

15.2

USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal Iiability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to gay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

15.3

PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

16. - SECONDARY MARKET

16.1

TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument an the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities”).  Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency (a "Rating Agency') rating such Securities (all of the foregoing entities collectively referred to as the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor and the Property, whether furnished by Borrower, any Guarantor, any Indemnitor or otherwise, as Lender determines necessary or desirable. Borrower, any Guarantor and any

BOOK 3293 PAGE 263

Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, provided such cooperation does not require Borrower to incur any material cost or expense. Borrower shall also furnish and Borrower any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all available information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest.

17. - COSTS

17.1

PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall be entitled to impose certain administrative processing and/or commitment fees in connection with: (a extensions, renewals, modifications, amendments and terminations of the Loan Documents requested by Borrower, (b) the release or substitution of collateral for the Loan requested by Borrower, and that Lender shall be entitled to reimbursement for its reasonable out-of-pocket costs and expenses associated with its provision of consents, waivers and approvals under the Loan Documents (the occurrence of any of the above shall be caIIed an "Event'). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, which are required by law, regulation or any, governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, upon demand, all such fees, costs and expenses.

17.2

ATTORNEY'S FEES FOR ENFORCEMENT.  (a) Borrower shall pay all reasonable legal fees incurred by Lender in connection with the preparation of the Note, this Security Instrument and the other Loan Documents, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

18. - DEFINITIONS

18.1

GENERAL DEFINITIONS.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", 'legal fees" and "counsel fees" shall include any  and all reasonable attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

19. - MISCELLANEOUS PROVISIONS

19.1

NO ORAL CHANGE This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waver, extension, change, discharge or termination is sought.

BOOK 3293 PAGE 264

19.2

LIABILITY. Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

19.3

INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Instrument is held to be invalid, or unenforceable in any respect, the Note and this Security Instrument shall be construed without such provision.

19.4

HEADINGS, ETC.  The headings and captions of various Sections of this Security Instrument are for convenience or reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

19.5

DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument.  The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19.6

NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter farms, and the singular form of nouns and pronouns shall include the plural and vice versa.

19.7

SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former nights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the payment and performance of the Obligations.

19.8

ENTIRE AGREEMENT. The Note, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the other Loan Documents.

20. - STATE SPECIFIC PROVISIONS

20.1

ACCELERATION: REMEDIES.

(a)

If, following the occurrence of an Event of Default, Borrower fails to cure said default within applicable cure or grace periods, if any, Lender, at Lender's option, may declare the Debt to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by Virginia law or provided in this Security Instrument or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Security Instrument may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert that an Event of Default does not exist or to raise any other defense Borrower may have to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees, costs of documentary evidence, abstracts and title reports.

3293 PAGE 265

(b)

If Lender invokes the power of sale, Lender or Trustee shall deliver a copy of a notice of sale to Borrower in the manner prescribed by Virginia law. Trustee shall give public notice of the sale in the manner prescribed by Section 55-59.2 of the Code of Virginia (1950) and shall sell the Property in accordance with Virginia law. Borrower agrees that publication of a notice of sale once (1) per week for four (4) successive weeks in a newspaper having general circulation in the city or county in which the Property is located shall constitute sufficient notice of the sale. Trustee, without demand on Borrower, sell the property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone the sale of all or any part of the property by public announcement at the time and place of any previously scheduled sale or by advertising in accordance with Virginia law. Lender or Lender's designee may purchase the Property at any sale.

(c)

Trustee shall deliver to the purchaser at the sale Trustee's deed conveying the property so sold with special warranty of title. The recitals in Trustee's deed shall be prima facie evidence of the trust of the statements made in those recitals.  Trustee shall apply the proceeds of the sale in the following order. (a) to all costs and expenses of the sale, including Trustee's fees of one percent (10/6) of the gross sale price, attorneys' fees and costs of title evidence; (b) to the discharge of all taxes, if any, as provided by Virginia law; (c) to the Debt in such order as Lender, in Lender's discretion, directs; and (d) the excess, if any, to the person or persons legally entitled to the excess, including if any, the holders of liens inferior to this Security Instrument in the order of their priority, provided tat Trustee has actual notice of such liens. Trustee shall not be required to take possession of the Property before the sale or to deliver possession of the property to the purchase at the sale.

20.2

STATUTORY PROVISIONS. The following provisions of Section 55-60, Code of Virginia (1950), as amended, are made applicable to this Security Instrument:

Exemptions waived
Subject to all upon default Renewal or extension permitted Substitution of trustee permitted Any trustee may act

20.3

WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

21. - SUBORDINATION OF FEE SIMPLE

21.1

SUBORDINATION OF FEE SIMPLE.

(a)

Ground Lessor executes this Security Instrument solely for the purpose of (i} conveying its fee simple title and reversionary interest in and to the Property as security for the Debt and (ii) subordinating the Ground Lease to this Security Instrument as set forth in Section 21.2. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that any and all of the covenants, undertakings and agreements made in this Security Instrument on the part of the Ground Lessor, while in form purporting to be the covenants, undertakings, and agreements of the Ground Lessor, are nevertheless made and intended not as personal covenants, undertakings and agreements by the Ground Lessor or for the purpose or with the intention of binding the Ground Lessor personally but are made and intended for the purpose of binding only the Ground Lessor's rights and interest in the Property and Ground Lease to the provisions of this Security Instrument; and that no personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable at law or in any proceeding of any nature seeking specific performance or any

BOOK 3293 PAGE 266

other equitable remedy (other than an equitable remedy enforceable only as to the Property and/or the Ground Lease which is sought in an in rem proceeding in respect thereof), against the Ground Lessor on account of this Security Instrument or on account of any covenant, undertaking or agreement of the Ground Lessor in this Security Instrument contained, either expressed or implied, all such personal liability, if any, being expressly waived and released.

21.2

SUBORDINATION OF GROUND LEASE. Borrower and Ground Lessor agree with Lender and the Trustee that the Ground Lease and all their estates, rights and interests thereunder are and shall be inferior in dignity and subordinate in all respects to this Security Instrument and the lien hereof, and, subject to the prior written consent of Ground Lessor as required by the Ground Lease (Ground Lessor hereby reserving all such rights) to all renewals, modifications, consolidations, replacements and extensions hereof, and to all advances made hereon or hereunder.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

35

BOOK 3293 PAGE 267

IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.

BORROWER:

OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership

By: /s/ James N. Plotkin

Name: James N. Plotkin
Title: General Partner

By: Ronald M. Plotkin
Title: General Partner

By: /s/ James N. Plotkin
Name: James N. Plotkin
Title: Attorney-in-Fact for Ronald M. Plotkin

36

BOOK 3293 PAGE 268

IN WITNESS WHEREOF, THIS SECURITY AGREEMENT has been executed as of the day and year first above written.

GROUND LESSOR:

Ground Lessor executes this Security Instrument solely for the purposes set forth in Article 21 hereof.

AETNA LIFE INSURANCE COMPANY, a Connecticut corporation

By: /s/ Peter S. Atwood

Name:  Peter S. Atwood
Title: Vice President

BOOK 3293 PAGE 269

ACKNOWLEDGEMENTS

STATE/COMMONWEALTH OF VIRGINIA

~~CITY~~/COUNTY OFHENRICO, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership (`Borrower"), is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Borrower:

GIVEN under my hand and seal this 27th day of MAY 1998.

/s/_________________________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

STATE/COMMONWEALTH OF VIRGINIA

~~CITY~~/COUNTY OFHENRICO, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as attorney-in-fact for Ronald M. Plotkin, a General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership ("Borrower"), is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Borrower.

GIVEN under my hand and seal this 27th day of May, 1998.

/s/_________________________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

BOOK 3293 PAGE 270

STATE/COMMONWEALTH OF CONNECTICUT

CITY/COUNTY OF HARTFORD, to wit:

I, then undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that PETER S. ATWOOD, whose name as VICE PRESIDENT for Aetna Life Insurance Company, a Connecticut corporation ("Aetna"), is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of Aetna.

GIVEN under my hand and seal this 1st day of June, 1998.

My Commission Expires:

/s/ Margaret Walsh
NOTARY PUBLIC

MARGARET WALSH
NOTARY PUBLIC WITHIN AND FOR
THE STATE OF CONNECTICUT
MY COMMISSION EXPITES FEBRUARY 28, 2002.

BOOK 3293 PAGE 273

EXHIBIT B

REPLACEMENT RESERVE AND LEASING RESERVE REQUIREMENTS

1.

Defined Terms

All capitalized terms used herein and not defined in the Security Instrument shall have the meanings set forth in Section 7 hereof. To the extent any Reserve Deposit is assigned the meaning "none" in the Reserve Letter, the provisions set forth in this Exhibit B specifically relating to the making or application of such Reserve Deposits shall be disregarded. All provisions set forth in this Exhibit B specifically relating to "Leasing Reserve" and 'Teasing Account" and "Leasing Commissions" shall be disregarded.

2. Reserve Deposits.

(a)

Concurrently with the execution of this Security Instrument, Borrower shall deposit with Lender the Deferred Maintenance Deposit. The Deferred Maintenance Deposit shall be applied as provided in Section 4.1 hereof. No interest shall be paid on the Deferred Maintenance Deposit.

(b)

Commencing on the first date that a regularly scheduled payment of principal or interest is due under the Note, and continuing on the first day of each consecutive month thereafter, Borrower shall be required to make a Monthly Deposit.

(c)

Lender shall deposit each Monthly Deposit, as received, in an escrow account (the "Reserve"). Out of each Monthly Deposit, the Monthly Replacement Account Deposit shall be allocated to an account (the "Replacement Account") for the payment of Replacements and the Monthly Leasing Account Deposit shall be allocated to an account (the "Leasing Account") for the payment of Tenant Improvements and Leasing Commissions (as defined below) in conjunction with Leases (as hereinafter defined).

(d)

Lender shall maintain a record of all deposits into and withdrawals from the Reserve and their allocation to the Replacement Account and the Leasing Account. Lender or a designated representative of Lender shall have the sole right to make withdrawals from such account.

(e)

Interest will be credited monthly, to each of the Replacement Account and the Leasing Account based on the NationsBank Insured Business Investment Account rate as of the last day of the month times the ensuing daily outstanding balances in each such account. Borrower shall be required to pay, with respect to the Replacement Account, a one-time set up fee of $250 and either (1) an additional fee of $750 on January 2 of each year after the date hereof, or (2) a $250 fee per draw from said Replacement Account. Borrower shall be required to pay, with respect to the Leasing Account, a one-time set up fee of $250 and either (1) an additional fee of $750 on January 2 of each ear after the date hereof, or (2) a $250 fee per draw from said Leasing Account. Such fee shall be withdrawn from each of the Replacement Account and the Leasing Account by Lender. All interest earned on funds in the Replacement Account and the Leasing Account shall be added to and become part of the Reserve, and shall be for the benefit of Borrower, subject to Lender's rights pursuant to the terms of this Security Instrument.

(f)

Notwithstanding anything contained in the Loan Documents to the contrary, Borrower shall not be required to pay a Monthly Replacement Account Deposit in excess of $1,597.52. Borrower shall not be required to make deposits to the Monthly Replacement Account when the amount on deposit therein exceeds $38,340.30.

3. Disbursements.

(a)

Provided no Event of Default exists, Lender shall make disbursements of funds available in the Replacement Account to reimburse Borrower for Replacements.

BOOK 3293 PAGE 274

(b)

Intentionally Deleted.

(c)

Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3, disburse to Borrower amounts from the Reserve necessary to reimburse Borrower for the actual costs of any work relating to Replacements or Tenant Improvements (collectively, "Work"). Failure by Lender respond to a to disbursement request or failure by Lender to specify what additional information is requested of Borrower within ten (1) business days after receipt of the disbursement request shall be deemed to be a waiver by Lender of its rights to reject the disbursement request based on non-compliance with this Section 3(c) of Exhibit B. The disbursement request of Borrower must notify Lender of this ten (10) day response time limit before this waiver provision shall apply.

(d)

Each request for disbursement from the Reserve shall be in a form specified or approved by Lender, and shall be accompanied by evidence of the satisfactory completion of the Work, as the case may be, and such bills invoices and other evidence of the incurrence of the related costs and expenses as Lender may reasonably request.

(e)

Borrower shall not make a request for disbursement from the Reserve more frequently than once in any calendar quarter.

(f)

Borrower shall not make a request for disbursement from the Reserve in an amount less than the lesser of (i) $5,000, and (ii) the total cost of the Replacement for which the disbursement is requested.

4.

Performance of Replacements

4.1

Deferred Maintenance. Notwithstanding anything contained herein to the contrary, Borrower agrees to perform all of the Scheduled Repairs within sixty (60) days after the date hereof or such other period of time, if any, set forth in the Reserve Letter. The Deferred Maintenance Deposit shall be used solely for the payment of the actual costs of the Scheduled Repairs.  Upon completion of the Scheduled Repairs in accordance with the requirements hereof, the portion of the Deferred Maintenance Deposit remaining undisbursed, if any, shall be disbursed to Borrower.  All conditions, covenants and agreements set forth herein with respect to a disbursement from the Replacement Account shall apply to the disbursements from the Deferred Maintenance Deposit.

4.2

Entry Onto Property; Inspections. Lender may inspect the Property in connection with any Work prior to disbursing funds from the Reserve with respect thereto. In connection with any Work that is (i) a structural repair or improvement, (ii} a replacement or repair of a major component or element of any part of the Property or (iii) Scheduled Repairs, Lender may require, at Borrower's expense, one or more inspections and/or certificates of completion by an appropriate independent, qualified professional (e.g., architect, engineer, consultant) approved by Lender. In addition to Lender's costs and expenses, Borrower shall pay Lender a reasonable inspection fee, provided, however, such fees shall not exceed $500, in the aggregate, in any calendar year.

5,

Borrower’s Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender with respect to disbursements of the Deferred Maintenance Deposit and/or the Reserve.

6.

Insufficiency of Reserve Balances, Temporary Deferral of Monthly Deposits. The insufficiency of any balance in the Reserve or the Deferred Maintenance Deposit shall not abrogate Borrower's agreement to fulfill its obligations contained in this Security Instrument. In the event Lender determines that (i) the balance in the Reserve is less than the current estimated cost to complete the Work which Borrower, in the prudent operation of the Property can reasonably be anticipated to incur during the succeeding twenty four (24) months, or (ii) the balance of the Deferred Maintenance Deposit is less than the amount necessary to complete the Scheduled Repairs, Borrower shall deposit the shortage within ten (10) days of request by Lender. In- the event Lender determines from time to time.

BOOK 3293 PAGE 275

based on Lender's inspections that the amount of the Monthly Deposit is insufficient to fund the cost of likely Work and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Monthly Deposits upon thirty (30) days prior written notice to Borrower. Lender may approve a temporary deferral or a reduction in the amount of the Monthly Deposit; provided, however, that if Lender approves either a temporary deferral or reduction in the amount of the Monthly Deposit, such action by Lender shall not prevent Lender from requiring Borrower to resume payment of the Monthly Deposits on any date that Lender may deem appropriate below:

7.

Certain Defined Terms. The following terms shall have the meanings assigned to them

(a)

"Deferred Maintenance Deposit" means the Deferred Maintenance Deposit set forth in the Reserve letter, if any.

(b)

"Monthly Deposit" means the sum of the Monthly Leasing Account Deposit and the Monthly Replacement Account Deposit.

(c)

"Monthly Leasing Account Deposit" means the Monthly Leasing Account Deposit set forth in the Reserve Letter, if any.

(d)

"Monthly Replacement Account Deposit" means the Monthly Replacement Account Deposit set forth in the Reserve Letter. If there is no Monthly Leasing Account Deposit, the Monthly Replacement Account Deposit shall have the same meaning as the Monthly Deposit.

(e)

"Replacements" means the costs of any repairs, improvements, equipment, alterations, additions, changes, replacements and other items which, under generally accepted accounting principles, consistently applied, are properly classified as capital expenditures or capital improvements and, in the case of multifamily Projects only shall include the costs of window treatments and carpeting, blinds, equipment and appliances, and painting of the exterior of the Property), but excluding (i) costs of routine maintenance to the Property; (ii) the costs of salaries, benefits and administrative expenses related to the employment of (A) officers and executives of Borrower, and of employees of Borrower above the level of building manager, and (B) employees of Borrower at or below the level of building manager, except in the case of those costs which Borrower can demonstrate to Lender's satisfaction to be properly allocable to the work performed by such employees in connection with Replacements; (iii) the cost of any items for which Borrower is reimbursed by insurance or otherwise; (iv) the cost of any landscaping  work to the Property-, (v) the cost of any material additions or material alterations to the Property after the date hereof; and (vi) (except in the case of multifamily projects) the cost of any alterations, additions, changes, replacements and improvements that are made primarily in order to prepare space for occupancy by a tenant other than "vanilla box" alterations, additions, changes , replacements and improvements.

(f)

"Reserve Deposits" shall mean the Deferred Maintenance Deposit and the Monthly Deposit.

(g)

"Reserve Letter" means a letter from Borrower to Lender of even date herewith confirming the amount of the Monthly Replacement Account Deposit, the Monthly Leasing Deposit Account Deposit (if any) and the Deferred Maintenance Deposit, if any, and the Scheduled Repairs, if any.

(h)

"Scheduled Repairs" means the Scheduled Repairs described in the Reserve letter, if any.

BOOK 3293 PAGE 276

EXHIBIT C

The term 'Debt Service Coverage Ratio" shall mean the ratio of (a) the NOI (hereinafter defined) produced by the operation of the Property during the twelve (12) calendar month period immediately preceding the calculation to (b) the Annual Debt Service.

The Term "NOI" shall mean the Gross Income (as hereinafter defined) derived from the operation of the Property, less Expenses (hereinafter defined).

The term "Annual Debt Service" shall mean an amount equal to twelve (12) times the Constant Monthly Payment payable under the Note.

The term "Gross Income" means (and includes only) Rents (as defined in the Security Instruments) and specifically embracing all amounts classified as "Rent" or "Additional Rent" under individual Leases, including, but not limited to percentage Rents, CAM fees, taxes, insurance, marketing and promotion fund fees and Merchant Association dues and fees such other income, including any rent loss or business interruption insurance proceeds, laundry, parking, vending or concession income, which are actually received by the Borrower or its agents or representatives. Notwithstanding the foregoing, Gross Income shall not include (a) condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds); (b) any proceeds from the sale, exchange, transfer, financing or refinancing of all or any portion of the Property; (c) amounts received from tenants as a security deposit; (d) any other type of income otherwise includable in NOI but aid directly by any tenant to a person or entity other than Borrower or its agents ore representatives; or (e) interest income.

The term "Expenses" shall mean the aggregate of the following items: (a) real estate taxes, general and special assessments or similar charges; (b) sales, use and person property taxes; (c) management fees of not less than five percent (5%) of the gross income derived from the operation of the Property and disbursements for management services whether such services are performed at the Property or off site; (d) wages, salaries, pension costs and all fringe and other employee-related benefits and expenses, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of the Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower; (e) insurance premiums including, but not limited to, casualty, liability, rent and fidelity, insurance premiums; (f) cost of all electricity, oil, gas, water, steam, HVAC and any other energy, utility or similar item and overtime services, the cost of building and cleaning supplies, and all other administrative, management, ownership, operating, advertising, marketing and maintenance expenses incurred in connection with the operation of Property (including without limitation, all landscaping, common areas, parking lots and roadways); (g) cost of necessary cleaning, repair, replacement maintenance, decoration or painting of existing improvements on the Property (including, without limitation, parking lots and roadways), of like kind and quality or such kind or quality which is necessary to maintain the Property to the same standards standards as competitive properties of similar size and location of the Property, together with adequate reserves for the repair and replacement of capital improvements on the Property acceptable to Lender, (h) the cost of such other maintenance materials, HVAC repairs, parts and supplies, and all equipment to be used in the ordinary course of business, which is not capitalized in accordance with generally accepted accounting principles ("GAAP'); (i) cost of tenants concessions to the extent not included in management fees paid by (Borrower) payable by Borrower pursuant to Leases in effect for the Property; (j) legal, accounting and other professional expenses incurred in connection with the Property; (k) casualty losses to the extent not reimbursed by a third party; and (1) all amounts that should be reserved, as reasonably determined by the Borrower with approval by the Lender in its reasonable discretion, for repair or maintenance of the Property and to maintain the value of the Property including replacement reserves in amounts not less than those required in Exhibit B of this Security Instrument. The Expenses shall be based on the above-described items actually incurred or payable on an accrual basis in accordance with GAAP by Borrower during the twelve (12) month period ending one month prior to the date on which the NOI is to be calculated (except the capital expenses and reserves set forth in subsection (g) above), with customary adjustments for items such as taxes and insurance which accrue but are paid periodically, as adjusted by Lender to reflect projected adjustments for the subsequent twelve (12) month period beginning on the date on which the NOI is to be calculated.

BOOK 3293 PAGE 277

Notwithstanding the foregoing, the term "Expenses" shall not include (i) depreciation or amortization any other non-cash of expense unless approved by Lender; (ii) interest, principal, fees, costs and expense reimbursements of Lender in administrating the Loan or exercising remedies under the Loan Documents; or (iii) any expenditure (other than leasing commissions and tenant concessions) properly treated as a capital item under GAAP and such expenditure is treated by Borrower as a capital item in Borrower's financial statements.

VIRGINIA:

IN THE CLERK'S OFFICE OF THE CIRCUIT COURT OF CHESTERFIELD COUNTY THE 2 DAY OF JUN 1998, THIS DEED WAS PRESENTED AND WITH THE CERTIFICATE .... , ADMITTED TO
RECORD AT 14:25 O’CLOCK. THE TAX IMPOSED
BY SECTION 56 . 1-802 IN THE AMOUNT OF
$.00 HAS BEEN PAID.

TESTE: JUDY L. WORTHINGTON, CLERK

 :

EXHIBIT B-3

BOOK 3293 PAGE278

OXBRIDGE SQUARE LIMITED PARTNERSHIP, as assignor

(Borrower)

to

LAUREATE REALTY SERVICES, INC., as assignee

(Lender)

ASSIGNMENT

 OF LEASES AND RENTS

Dated: June 2, 1998

Location: Oxbridge Square Shopping Center

County: Chesterfield

UPON RECORDATION RETURN TO:

Kennedy Covington Lobdell & Hickman, L.L.P.
NationsBank Corporate Center
200 North Tryon Street, Ste. 4200
Charlotte, North Carolina 28202-4006
Attn: Jonathan J. Nugent, Esq.

BOOK 3293 PAGE279

THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") is made as of the 2d day of June, 1998, by OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, as assignor, having its principal place of business at ("Borrower") to LAUREATE REALTY SERVICES, INC., a South Carolina corporation, having an address at 227 West Trade Street, Suite 400, Charlotte, North Carolina 28202, Attn: Julie Johnson, as assignee ("Lender").

RECITALS:

A.

Borrower, by its promissory note of even date herewith given to Lender, is indebted to Lender in the principal sum of Four Million Five Hundred Seventeen Thousand Five Hundred and No/100 Dollars ($4,517,500.00), in lawful money of the United States of America (the note, together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"); with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.

B.

Borrower desires to secure the payment and performance of the Obligations as defined in Article 2 of the Security Instrument (defined below}.

1. ASSIGNMENT

1.1

PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

(a)

Leases. All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

(b)

Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code"), together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1 (a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "Leases".

(c)

Rents, All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property whether aid or accruing before or after the filing by or against Borrower of any petition for relief under the bankruptcy Code {collectively, the "Rents'}.

(d)

Bankruptcy Claims. All of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code, 11 U.S.C. § 101 et seq., as the same may be amended (the "Bankruptcy Code").

(e)

Lease Guaranties. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor" and collectively, the "Lease Guarantors") to Borrower (individually, a "Lease Guaranty" and collectively, the "Lease Guaranties").

(f)

Proceeds.

All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

(g)

Other. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or

BOOK 3293 PAGE280

receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt (as hereinafter defined)), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

(h)

Entry.. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents,

(i)

Power of Attorney. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender, but subject to the provisions of the Loan Documents and subject to the rights of Dumbarton Properties, Inc., {"Property Manager"} dated July 15, 1980 by and between Borrower and Property Manager, for the proper management and preservation of the Property.

(j)

Other Rights and Agreements. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof

1.2

CONSIDERATION, This Assignment is made in consideration of that certain loan (the "Loan") made by Lender to Borrower evidenced by the Note and secured by that certain mortgage and security agreement, deed of trust and security agreement, deed to secure debt and security agreement or similar real estate security instrument given by Borrower to or for the benefit of Lender, dated the date hereof, in the principal sum of Four Million Six Hundred Thousand and No/100 Dollars ($4,600,000.00), covering the Property and intended to be duly recorded in the public records of the county where the Property is located (the "Security Instrument"). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the other Loan Documents (as defined in the Security Instrument) are collectively referred to as the "Debt".

2.

TERMS OF ASSIGNMENT

2,1

PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.I, Lender grants to Borrower a revocable license to collect and receive the Rents and other sums due under the Lease Guaranties. Borrower shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

2.2

NOTICE TO LESSEES.. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists which has not been cured within the applicable grace and cure periods set forth in the Loan Documents, and to continue so to do until otherwise notified by Lender.

2.3

INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

3. REMEDIES

3.1

REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a "Default") and the expiration of all applicable grace and cure periods provided in the Loan Documents, the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the, Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, but subject to the provisions of Section 10.1 of the Security Instrument, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or

2

BOOK 3293 PAGE 281

otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, which assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (I) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

3.2

OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rightsanted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

3.3

OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment,.

3.4

NON-WAIVER. The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument  the Leases, this Assignment or the other Loan Documents.  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect.. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Nothing in this Assignment shall entitle Lender to seek or- recover a money Judgement from Borrower in derogation of the provisions of the Note and Security Instrument nor shall the terms hereof modify, expand or supplement the exceptions in the Note or Security Instrument to Lender's agreement not to seek or collect money judgement against Borrower.

3

BOOK 3293 PAGE 282

3.5

BANKRUPTCY. (a) Upon or at any time after the occurrence of a Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)

If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided far in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

4.

NO LIABILITY, ]FURTHER ASSURANCES

4.1

NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender except that nothing herein contained shall relieve Lender of its obligations under the terms of any agreement by which a Tenant has agreed to subordinate and attorn to Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any. Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument and the other Loan Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable far any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in that certain Environmental Indemnity Agreement executed by Borrower in favor of Lender as of even date herewith), or, for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger,

4..2

NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

4.3

FURTHER ASSURANCES. Borrower will, at the cast of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require far the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to

BOOK 3293 PAGE283

the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

5.

MISCELLANEOUS PROVISIONS

5.1

CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

5.2

NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

5.3

CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower " shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.4

AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

5.5

INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

5.6

DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

5.7

CHOICE OF LAW. This Assignment shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

5.8

TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

5.9

NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5.9, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

5

BOOK 3293 PAGE 284

Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

5.10

WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR

THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

5.11

SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State sitting in the county in which the Property is located in which the Property is located and the United States District Court for the county in which the Property is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

5-12

LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

5.13

HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

5.14

NUMBER AND GENDER.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

5.15

SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be commercially reasonable.

5.16

EXCULPATION. Lender's rights and Borrower's obligations under this Assignment are subject to the provisions of Article 13 of the Security Instrument.

5.17 GROUND LEASE. Notwithstanding anything to the contrary contained herein, Borrower and Lender, by its acceptance of this Assignment, acknowledge and agree that (i) Borrower has only a leasehold interest in the Property pursuant to that certain Lease dated October 21, 1981 (the "Lease") by and between Borrower, as tenant and Aetna Life Insurance Company, as landlord ("Ground Lessor"), (ii) this Assignment shall not operate as an assignment as to "Net Profits" (as that term is defined in the Lease), insofar as Net Profits exceed the amounts owing to Lender under the Loan Documents, or any other rent or other sum due from Borrower, as tenant, to Ground Lessor under the Lease, and (iii) Lender hereby authorizes Borrower to pay any and all such sums due under the Lease to Ground Lessor pursuant to and in accordance with the terms of the Lease.

THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

6

BOOK 3293 PAGE 285

IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

BORROWER:

OXBRIDGE SQUARE LIMITED PARTNERSHIP, a

Virginia limited partnership

By:  /s/ James N. Plotkin

Name:  James N. Plotkin

Title:  General Partner

By:  Ronald M. Plotkin

Title: General Partner

By: /s/ James N. Plotkin

Name:  James N. Plotkin

Title: Attorney-in-Fact for Ronald M. Plotkin

BOOK 3293 PAGE 286

STATE/COMMONWEALTH OF VIRGINIA

~~CITY~~/COUNTY OF HENRICO, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N, Plotkin, whose name as Attorney in Fact for Ronald M. Plotkin, who is a General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of OXBRIDGE SQUARE LIMITED PARTNERSHIP

GIVEN under my hand and seal this 27th day of May, 1998,

[SEAL]

/s/_________________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

STATE/COMMONWEALTH OF

CITY/COUNTY OF HENRICO

, to wit:

I, the undersigned, as Notary Public in and for the jurisdiction aforesaid, do hereby certify that James N. Plotkin, whose name as a General Partner of OXBRIDGE SQUARE LIMITED PARTNERSHIP, a Virginia limited partnership, is signed to the foregoing and annexed instrument, did personally appear before me this day and acknowledged the same to be the act and deed of OXBRIDGE SQUARE LIMITED PARTNERSHIP

GIVEN under my hand and seal this 27th day of MAY, 1998.

[SEAL]

/s/_________________________________

NOTARY PUBLIC

My Commission Expires: 6/30/01

BOOK 3293 PAGE 287

Exhibit A
(Legal Description)

ALL that certain lot, piece or parcel of real estate together with improvements thereon and appurtenances thereto belonging, lying and being in Midlothian District, Chesterfield County, Virginia containing in the aggregate 14.3691 acres, more or less, and more particularly described as follows:

Commencing at a monument found where the east line of Courthouse Road meets the south line of Hull Street Road; thence continuing along the south line of Hull street Road N67°23'11"E a distance of 163.07 feet to a rod found, the point of beginning; Thence along the south line of Hull Street Road N67°9'51"E a distance of 102.51 feet to a rod set;

Thence N71°17'45"E a distance of 133:.26 feet to a rod set; Thence N67°49'41"E a distance of 341.03 feet to a rod set; Thence S80°12'49"E a distance of 45.33 feet to a rod set on the west line of Oxbridge Road as relocated;

Thence continuing along the west line of Oxbridge Road as relocated 522°11'39"E a distance of 324.39 feet to a R.R. spike found;

Thence along a curve to the right having a radius of 300.00 feet, a chard bearing of S08°44'27"W, a chord of 308.44 feet and a length of 323.95 feet to a rod found;

Thence along a curve to the left having a radius of 430.00, feet, a chord bearing of S26°00'39"W, a chord of 203.17 feet and a length of 205. 11 feet to a rod found;

Thence departing the west line of Oxbridge Road as relocated S67°48'21"W a distance of 578.47 feet to a rod found;

Thence N83°23'11"W a distance of 153.35 feet to a rod found; Thence S07°31'21"W a distance of 96.98 feet to a R.R. spike found;

Thence S28°42'43"W a distance of 81.36 feet to a rod set on the east line of Courthouse Road;

Thence continuing along the east line of Courthouse Road N57°10'31"W, a distance of 49.34 feet to a rod set;
Thence N06°36'07"E a distance of 451.48 feet to a rod set; Thence N83°22'38"W a distance of 5.64 feet to a rod set; Thence N09°20' 59"E a distance of 10.81 feet to a monument found;

Thence N05°35'20"E a distance of 162.96 feet to a monument found;

Thence N07°59'01"W a distance of 16.95 feet to a rod set;

BOOK 3293 PAGE 288

Thence departing the east line of Courthouse Road N67°48'21"E a distance of 237.75 feet to a rod found;

Thence N19°06'09"W a distance of 2i0.00 feet to the point of beginning, containing 625,917 square feet or 14,3691 acres.

Being the same real estate leased to Oxbridge Square Limited Partnership, a Virginia limited partnership, by Memorandum of Lease from Aetna Life Insurance Company, dated October 20, 1981, recorded October 30, 1981, in the Clerk's office, Circuit Court, Chesterfield County, Virginia, in Deed Book 1567, page 645.

AND ALSO BEING the same real estate conveyed to Aetna Life Insurance Company a Connecticut corporation, by deed from Oxbridge Square Limited Partnership, a Virginia limited partnership, dated October 20, 1981, recorded October 20, i981, in the Clerk's office, Circuit Court, Chesterfield County, Virginia, in Deed Book 1567, page 640.

VIRGINIA:

IN THE CLERK’S OFFICE OF THE CIRCUIT
COURT OF CHESTERFIELD COUNTY, THE 2 DAY OF JUN 2998, THIS DEED WAS PRESENTED AND WITH THE CERTIFICATE…, ADMITTED TO RECORD AT 14:25 O’CLOCK. THE TAX IMPOSED BY SECTGION 58.1-802 IN THE AMOUNT OF $.00 HAS BEEN PAID.

TESTE: JUDY L. WORTHINGTON, CLERK